UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

    NICHOLAS FINANCIAL, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NICHOLAS FINANCIAL, INC. Building C 2454 McMullen Booth Road Clearwater, FL 33759-1343 (727) 726-0763 NOTICE OF ANNUAL GENERAL MEETING

To the Shareholders of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2010 Annual General Meeting of Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) will be held at the Innisbrook Golf Resort, located at 36750 U.S. Highway 19 North, Palm Harbor, Florida, on Wednesday, August 11, 2010, at the hour of 10:00 AM (Clearwater, Florida time) for the following purposes:

1.	to receive the Report of the Directors;

2.	to receive the consolidated financial statements of the Company for its fiscal year ended March 31, 2010 and the report of Dixon Hughes PLLC, the Company’s Independent Auditors, thereon;

3.	to elect two directors to hold office until the 2013 Annual General Meeting of Shareholders or until their respective successors are duly elected and qualified;

4.	to approve the appointment of Dixon Hughes PLLC as the Company’s Independent Auditors for the fiscal year ending March 31, 2011; and

5.	to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Shareholders of record as of the close of business on July 9, 2010 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A shareholder entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual

General Meeting of Shareholders to be Held on August 11, 2010

Pursuant to rules of the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and Information Circular and our Annual Report on Form 10-K for the fiscal year ended March 31, 2010, are available at http://www.materials.proxyvote.com/65373J.

DATED at Clearwater, Florida, July 15, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

Ralph T. Finkenbrink

Secretary

NICHOLAS FINANCIAL, INC

Building C

2454 McMullen Booth Road

Clearwater, FL 33759-1343

(727) 726-0763

PROXY STATEMENT AND INFORMATION CIRCULAR

AS AT AND DATED JULY 15, 2010

This Proxy Statement and Information Circular accompanies the Notice of the 2010 Annual General Meeting of Shareholders (the “Meeting”) of Nicholas Financial, Inc. (hereinafter called the “Company”) to be held on Wednesday, August 11, 2010, at 10:00 a.m. (Clearwater, Florida time), at the Innisbrook Golf Resort, located at 36750 U.S. Highway 19 North, Palm Harbor, Florida, and is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

The Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 (the “Annual Report”), together with this Proxy Statement and Information Circular and the accompanying proxy form (“Proxy”), are first being mailed on or about July 15, 2010 to shareholders entitled to vote at the Meeting. Additional copies will be provided without charge upon written request to Ralph T. Finkenbrink, Secretary, Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759-1340. Exhibits filed with our Annual Report on Form 10-K will be provided upon written request, in the same manner noted above.

REVOCABILITY OF PROXY

If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the shareholder be able to attend the Meeting. The shareholder may revoke the Proxy at any time prior to the voting thereof. If you would like to obtain directions to attend the Meeting, please contact Ralph Finkenbrink at (727) 726-0763.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the shareholder or his attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.

PERSONS MAKING THE SOLICITATION

THE ENCLOSED PROXY IS BEING SOLICITED BY

THE BOARD OF DIRECTORS OF THE COMPANY

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

VOTING SHARES AND OWNERSHIP

OF MANAGEMENT AND PRINCIPAL HOLDERS

As of the date of this Proxy Statement and Information Circular, the Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on July 9, 2010, the record date for determining shareholders entitled to notice of and to vote at the Meeting, there were issued and outstanding 11,786,240 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every shareholder present in person and entitled to vote shall have one vote, and on a poll, every shareholder present in person or represented by proxy and entitled to vote shall have one vote for each share of which such shareholder is the registered holder. Shares represented by proxy will only be voted on a poll.

The following table sets forth certain information regarding the beneficial ownership of Common shares as of July 9, 2010 regarding (i) each of the Company’s directors (including the nominees for re-election as directors), (ii) each of the Company’s executive officers, (iii) all directors and officers as a group, and (iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. (Please note that, unless expressly indicated otherwise, all share and pricing information contained in this Proxy Statement and Information Circular has been restated to reflect the 10% stock dividend completed on December 7, 2009.) Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

NAME	NUMBER OF SHARES	PERCENTAGE OWNED
Peter L. Vosotas (1) (2)	1,819,910	15.3%
Stephen Bragin (3) (4)	133,328	1.1
Alton R. Neal (5) (6)	25,850	*
Ralph T. Finkenbrink (7) (8)	236,636	2.0
Scott Fink (9) (10)	10,450	*
Douglas W. Marohn (11) (12)	71,800	*
Mahan Family, LLC (13)	652,907	5.5
Southpoint Capital Advisors LLC (14)	1,036,220	8.8
Teton Capital Partners, L.P. (15)	993,465	8.4
All directors and officers as a group (5 persons) (16)	2,297,974	19.1%

* Less than 1%

(1)	Mr. Vosotas’ business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(2)

Includes 377,478 shares owned directly by Mr. Vosotas (of which 80,000 are unvested shares of restricted stock), 1,320,185 held in family trusts over which Mr. Vosotas retains voting and investment power and 39,747 shares held by Mr. Vosotas’ spouse. Also includes 82,500 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(3)	Mr. Bragin’s business address is c/o Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(4)	Includes 24,750 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(5)	Mr. Neal’s business address is c/o Nicholas Financial, Inc., 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(6)	Includes 8,250 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(7)	Mr. Finkenbrink’s business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(8)	Includes 64,500 shares of unvested restricted stock and 62,333 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(9)	Mr. Fink’s business address is 3936 U.S. Highway 19, New Port Richey, Florida 34652.

(10)	Includes 8,250 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(11)	Mr. Marohn’s business address is 2454 McMullen Booth Road, Building C, Clearwater, Florida 33759.

(12)	Includes 37,400 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

(13)

Mahan Family, LLC, together with Roger Mahan, Gary Mahan, Nancy Ernst, Kenneth Ernst and Mahan Children, LLC, filed a joint Schedule 13D/A on May 18, 2005. As reported in such Schedule 13D/A, Roger Mahan, Nancy Ernst and Gary Mahan are siblings. Kenneth Ernst is the husband of Nancy Ernst. Mahan Family, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are equity holders and the sole managers. The principal business address of Mahan Family, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Mahan Children, LLC is a New Jersey limited liability company of which Roger Mahan, Nancy Ernst and Gary Mahan are the sole equity holders and managers. The principal business address of Mahan Children, LLC is Stonehouse Road, P.O. Box 367, Millington, New Jersey. Based upon further information provided by the holder, in addition to 652,907 shares currently owned by Mahan Family, LLC, (i) Mahan Children, LLC owns 441,810 shares, (ii) Roger Mahan owns 132,000 shares, (iii) a daughter of Roger Mahan owns 549 shares, (iv) a son of Kenneth and Nancy Ernst owns 660 shares and (v) a son of Gary Mahan owns 660 shares. These shares collectively constitute approximately 10.4% of the Company’s outstanding Common shares.

(14)

As reported in a joint Schedule 13G/A filed on February 16, 2010, Southpoint Capital Advisors LLC (“Southpoint CA LLC”) is a Delaware limited liability company and the general partner of Southpoint Capital Advisors LP, a Delaware limited partnership (“Southpoint Advisors”). Southpoint GP, LLC is a Delaware limited liability company and the general partner of Southpoint GP, LP, a Delaware limited liability company and the general partner of Southpoint Fund LP, a Delaware limited partnership (the “Fund”), Southpoint Qualified Fund LP, a Delaware limited partnership (the “Qualified Fund”), and Southpoint Master Fund, LP, a Cayman Islands exempted limited partnership (the “Master Fund”). Southpoint Offshore Fund, Ltd., a Cayman Island exempted company (the “Offshore Fund”), is also a general partner of the Master Fund. The shares are held by the Fund, the Qualified Fund and the Master Fund. Southpoint CA LLC, Southpoint GP, LLC, Southpoint GP, Southpoint Advisors and John S. Clark II have the sole power to vote and dispose of the 1,036,220 shares. The principal business address of the foregoing persons is 623 Fifth Avenue, Suite 2503, New York, New York 10022.

(15)

Teton Capital Partners, L.P., a Texas limited partnership (the “Fund”), Ancient Art, L.P., a Texas limited partnership and the investment manager to the Fund (“Ancient Art”), Whitney, L.P., a Texas limited partnership and the general partner of the Fund (“Whitney”), Trango II, LLC, a Texas limited liability company and the general partner of both Ancient Art and Whitney (“Trango”), and Quincy J. Lee, the principal of Trango (“Lee”) filed a joint Schedule 13G/A on February 16, 2010. As reported in such Schedule 13G/A, the Fund holds 993,465 shares and has the power to vote and dispose of all of such shares. Ancient Art, Whitney, Trango and Lee have the shared power to vote and dispose of the 993,465 shares held by the Fund. The principal business address of the foregoing persons is 610 West 5th Street, Suite 600, Austin, Texas 78701.

(16)	Includes an aggregate of 223,483 shares issuable upon the exercise of outstanding stock options exercisable within 60 days.

The Board of Directors has determined that all shareholders of record as of the close of business on July 9, 2010 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. Those shareholders so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Investor Services Inc., 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, or at the Corporate Headquarters of the Company at Building C, 2454 McMullen Booth Road, Clearwater, Florida 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company’s Articles provide that a quorum is present if two or more shareholders of the Company are present in person (or represented by proxy) holding an aggregate of at least 33-1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the beneficial owner (a “broker non-vote”). Neither abstentions nor broker non-votes are counted in determining whether a proposal has been approved. The vote required for each proposal set forth herein, including the election of directors, is set forth under the discussion herein of such proposal.

Shareholders are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Except as indicated below in connection with the election of directors, where no instructions are indicated signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting and set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders of the Company are nominee, or “non-registered,” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of shares which are held on behalf of the person (the “Non-Registered Holder”) but which are registered either: (a) in the name of a intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) (“CDS”) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 (formerly National Policy Statement No. 41) of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Material will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a faxed, stamped signature), which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non- Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with the Company’s Registrar and Transfer Agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page preprinted form. Sometimes instead of the one page preprinted form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares, which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered. Please note that brokers or other nominees who hold shares for Non-Registered Holders no longer have the discretionary authority to vote uninstructed shares in the election of directors.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors recommends each of the nominees set forth below for election as a Director and urges each shareholder to vote “FOR” each of the nominees. Proxies in the accompanying form will be voted at the Meeting, unless authority to do so is withheld, in favor of the election as a Director of each of the nominees named below. Brokers or other nominees who hold shares for a Non-Registered Holder no longer have the discretionary authority to vote uninstructed shares in the election of directors.

The Company’s Board of Directors currently consists of five members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Shareholders after their election. The Company’s Board of Directors, upon the recommendation of the Nominating/Corporate Governance Committee, has nominated each of Peter L. Vosotas and Ralph T. Finkenbrink to stand for re-election as a Director at the Meeting, to hold office for a term of three years expiring at the 2013 Annual General Meeting of Shareholders, and until his successor has been duly elected and qualified. No other person has been nominated by the Board to stand for election as a director at the Meeting. Assuming a quorum is present, the election of each of Mr. Vosotas and Mr. Finkenbrink as a Director requires that a plurality of the total votes cast with respect to Common shares present, or represented, and entitled to vote at the Meeting vote in favor of his election. (Please note that brokers or other nominees who hold shares for you no longer have the discretionary authority to vote your uninstructed shares in the election of directors.) In the event Mr. Vosotas or Mr. Finkenbrink is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unavailable, or if elected, will decline to serve. Mr. Vosotas and Mr. Finkenbrink are residents of the United States. Certain information is set forth below for each of the nominees for Director, as well as for each Director whose term of office will continue after the Meeting.

NOMINEES FOR DIRECTOR —TERM TO EXPIRE 2013

Name	Age	Principal Occupation And Other Information

Peter L. Vosotas	68

Mr. Vosotas founded the Company in 1985 and has served as Chairman of the Board, Chief Executive Officer and President of the Company since its inception. Prior to founding the Company, Mr. Vosotas held a variety of Sales and Marketing positions with Ford Motor Company, GTE and AT&T Paradyne Corporation. Mr. Vosotas attended the United States Naval Academy and earned a Bachelor of Science Degree in Electrical Engineering from The University of New Hampshire.

As our Chief Executive Officer and President, Mr. Vosotas provides the Board with information gained from hands-on management of Company operations, identifying near-term and long-term goals, challenges and opportunities. As the Company’s founder, he brings the continuity of mission and values on which the Company was established. This led to the conclusion that he should serve as a Director of our Company.

Ralph T. Finkenbrink	49

Mr. Finkenbrink has served as Senior Vice President, Chief Financial Officer and Secretary of the Company since 1997 and served as Vice President – Finance of the Company from 1992 to July 1997. He joined the Company in 1988 and served as Controller of Nicholas Financial and NDS until 1992. Prior to joining the Company, he was a staff accountant for MBI, Inc. from January 1984 to March 1985 and Inventory Control Manager for the Dress Barn, Inc. from March 1985 to December 1987. Mr. Finkenbrink received his Bachelor of Science Degree in Accounting from Mount St. Mary’s University in Emmitsburg, Maryland.

Mr. Finkenbrink has been with the Company for 22 years, serving in various senior financial capacities. He brings valuable financial analytical skills and experience, as well as industry knowledge, to the Board. This led to the conclusion that he should serve as a Director of our Company.

DIRECTORS CONTINUING IN OFFICE —TERM TO EXPIRE 2012

Name	Age	Principal Occupation And Other Information

Scott Fink	49

Mr. Fink has served as a director of the Company since August 11, 2004. In 2001, Mr. Fink was awarded the Hyundai of New Port Richey, Florida dealership, where he is currently President and Owner. He has since opened two additional automobile franchises in the Tampa Bay area – Hyundai of Wesley Chapel and Mazda of Wesley Chapel. In 1998, Mr. Fink formed S&T Collision Centers, which currently operates out of locations in Clearwater and Brandon, Florida. Prior to 1998, Mr. Fink owned and operated a Toyota and a Mitsubishi Dealership in Clearwater, Florida. Mr. Fink also previously worked for Ford Motor Company in various management positions. Mr. Fink received his Bachelor of Science degree in Accounting from Wagner College, Staten Island, New York.

Given his extensive business experience Mr. Fink brings a unique combination of leadership, financial and business analytical skills and acute business judgment to the Board. This led to the conclusion that he should serve as a Director of our Company.

Alton R. Neal	64

Mr. Neal has served as a director of the Company since May 17, 2000. He retired from the private practice of law at the end of 2008. He had been in private practice since 1975 and had been a partner with the firm of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, Tampa, Florida, since 1999. From 1994 until 1999, he was a partner in the firm of Forlizzo & Neal. Mr. Neal also previously served as a Vice President – Corporate Finance for Raymond James & Associates, Inc. and worked at Lever Brothers in New York, New York. Mr. Neal received his Bachelor of Science degree in Accounting from Lipscomb University and received his Juris Doctor degree from Emory University.

Mr. Neal has served on the Company’s Board for more than a decade, supporting institutional continuity with Company and industry knowledge accumulated through all phases of industry and economic cycles, and through the Company’s expansion over that period. He also brings considerable legal and transactional skills to the Board, including experience with SEC filings and other securities law matters. This led to the conclusion that he should serve as a Director of our Company.

DIRECTOR CONTINUING IN OFFICE —TERM TO EXPIRE 2011

Name	Age	Principal Occupation And Other Information

Stephen Bragin	80

Mr. Bragin has served as a director of the Company since February 10, 1999. Mr. Bragin is currently the Vice President, Treasurer and a member of the Board of Directors of Curlew Hills Memory Gardens. He is the retired Regional Development Director at the University of South Florida. Mr. Bragin is also a former principal and Vice President (retired) of David Bilgore & Company and a former member of the Board of Directors of Interest Bank. He served in the U.S. Army and is a Korean War veteran. Mr. Bragin received his Bachelor of Science degree from the University of Pennsylvania (Wharton School).

Mr. Bragin has served on the Company’s Board for over a decade, supporting institutional continuity with Company and industry knowledge accumulated through all phases of industry and economic cycles, and through the Company’s expansion over that period. Mr. Bragin’s diverse and considerable experience allows him to bring to the Board significant leadership skills, as well as a diversity of viewpoint in judgment. This led to the conclusion that he should serve as a Director of our Company.

PROPOSAL 2: APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors and Audit Committee recommend the approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2011, and urge each shareholder to vote “FOR” such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

During the fiscal year ended March 31, 2010, the Company engaged Dixon Hughes PLLC to provide certain audit services, including the audit of the Company’s annual consolidated financial statements, quarterly reviews of the condensed consolidated financial statements included in the Company’s Forms 10-Q, services performed in connection with filing this Proxy Statement and Information Circular and the Annual Report on Form 10-K by the Company with the SEC, attendance at meetings with the Audit Committee and consultation on matters relating to accounting, tax and financial reporting. Dixon Hughes PLLC has acted as the independent registered public accounting firm for the Company since December 31, 2003.

The Board of Directors and Audit Committee propose the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2011. No representative of Dixon Hughes PLLC will be present at the Company’s Annual General Meeting or available at the Meeting to answer any questions or make any statements with respect to the Company.

Vote Required

Assuming a quorum is present, approval of the appointment of Dixon Hughes PLLC as Independent Auditors of the Company for the fiscal year ending March 31, 2011 requires that a majority of the total votes cast with respect to Common shares present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

Fees for Audit and Non-Audit Related Matters

The fees charged by Dixon Hughes PLLC for professional services rendered to the Company in connection with all audit and non-audit related matters were as follows:

	Fiscal Year Ended March 31,
	2010	2009

Audit Fees (1)	$281,282	$298,000

Audit Related Fees (2)	$ 18,000	$ 34,220

Tax Fees (3)	$ 42,672	$ 55,000

All Other Fees	None	None

(1)

Audit fees consist of fees for the audit of the Company’s annual consolidated financial statements and review of the Company’s condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)	Audit related fees consist primarily of fees for the audit of the Company’s retirement plan and consultation regarding financial reporting matters and consultation regarding SEC filing requirements.

(3)	Fees incurred were for income tax return preparation and other compliance services.

The Audit Committee has concluded that Dixon Hughes PLLC’s provision of the services described above is compatible with maintaining Dixon Hughes PLLC’s independence. The Audit Committee pre-approved all of such services. The Audit Committee has established pre-approval policies and procedures with respect to audit and permitted non-audit services to be provided by the Company’s independent auditors.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. During each of the fiscal years ended March 31, 2010 and 2009, respectively, all services were pre-approved by the Audit Committee in accordance with this policy.

BOARD OF DIRECTORS

Committees of the Board of Directors and Meeting Attendance

The Company has not adopted a formal policy that each Director must attend each annual general meeting of shareholders, although Directors are encouraged to do so. The Company expects all members of the Board to attend the Meeting barring other significant commitments or special circumstances. All of the Company’s Board members attended the Company’s 2009 Annual General Meeting of Shareholders. During the Company’s fiscal year ended March 31, 2010, there were four meetings of the Board, and each incumbent Director attended at least 75% of the aggregate number of Board meetings and meetings of all committees of the Board on which he served.

The Board of Directors of the Company has the standing committees listed below.

Audit Committee. The Board of Directors has established an Audit Committee. From April 1, 2004 until June 30, 2005, the Audit Committee was comprised of two members, namely Messrs. Neal (Chair) and Bragin. Effective June 30, 2005, the size of the Audit Committee was expanded from two to three members, and Mr. Fink was added to the Audit Committee. The Audit Committee held four meetings during the fiscal year ended March 31, 2010. The Board has determined that Messrs. Neal, Bragin and Fink satisfy the independence requirements of current Securities and Exchange Commission rules and NASDAQ Global Market listing standards. The Board also has determined that Mr. Fink qualifies as an audit committee financial expert as defined under these rules and listing standards.

The Audit Committee assists the Board of Directors with its responsibilities by (A) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s consolidated financial statements and (B) monitoring (i) the Company’s compliance with legal, risk management and regulatory requirements, (ii) the Company’s independent auditors’ qualifications and independence, (iii) the performance of the Company’s audit function and independent auditors, and (iv) the Company’s systems of internal control with respect to the integrity of financial records, adherence to its policies and compliance with legal requirements. The Audit Committee: has sole responsibility to retain and terminate the Company’s independent auditors, subject to shareholder ratification; has sole authority to pre-approve all audit and non-audit services performed by the Company’s independent auditors and the fees and terms of each engagement; reviews the scope and results of each annual internal audit; and reviews the Company’s audited consolidated financial statements and related public disclosures, earnings press releases and other financial information and earnings guidance provided to analysts or rating agencies. The Audit Committee is governed by a written charter, which sets forth the specific functions and responsibilities of the Audit Committee. A copy of the current Audit Committee charter is included as Appendix A to this Proxy Statement and Information Circular. The Audit Committee charter is not currently available on the Company’s web site.

Compensation Committee. On June 30, 2005, the Board of Directors established a Compensation Committee, which is comprised of three directors, namely Messrs. Bragin, Fink and Neal (Chair). The Compensation Committee held one meeting during the fiscal year ended March 31, 2010. The Board has determined that Messrs. Bragin, Fink and Neal satisfy the independence requirements of current NASDAQ Global Market listing standards.

The principal responsibilities of the Compensation Committee are to evaluate the performance and approve the compensation of the Company’s Chief Executive Officer and other executive officers; prepare an annual report on executive compensation for inclusion in proxy statements of the Company; and oversee the Company’s compensation and benefit plans for key employees and non-employee directors.

The Compensation Committee reviews and approves corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of these goals and objectives and establishes his compensation levels based on its evaluation. This Committee is also responsible for administration of the Nicholas Financial, Inc. Equity Incentive Plan, the Nicholas Financial, Inc. Employee Stock Option Plan and the Nicholas Financial, Inc. Non-Employee Director Stock Option Plan. The specific functions and responsibilities of the Compensation Committee are set forth in its written charter. A copy of the current Compensation Committee charter is included as Appendix B to this Proxy Statement and Information Circular. The Compensation Committee charter is not currently available on the Company’s web site.

Nominating/Corporate Governance Committee. On June 30, 2005, the Board of Directors established a Nominating/Corporate Governance Committee, which is comprised of two directors, namely Messrs. Bragin and Neal. The Nominating/Corporate Governance Committee held one meeting during the fiscal year ended March 31, 2010. The Board has determined that Messrs. Bragin and Neal satisfy the independence requirements of current NASDAQ Global Market listing standards. The Nominating/Corporate Governance Committee is governed by a written charter, which will be reviewed on an annual basis. A copy of the current Nominating/Corporate Governance Committee charter is included as Appendix C to this Proxy Statement and Information Circular. The Nominating/Corporate Governance Committee charter is not currently available on the Company’s web site.

The principal functions of the Nominating/Corporate Governance Committee are to: identify, consider and recommend to the Board qualified director nominees for election at the Company’s annual meeting; review and make recommendations on matters involving the general operation of the Board and its committees and recommend to the Board nominees for each committee of the Board; and develop and recommend to the Board the adoption and appropriate revision of the Company’s corporate governance practices.

Nominations of Directors

The entire Board by majority vote selects the Director nominees to stand for election at the Company’s annual general meetings of shareholders and to fill vacancies occurring on the Board, based on the recommendations of the Nominating/Corporate Governance Committee. In selecting nominees to recommend to the Board to stand for election as Directors, the Nominating/Corporate Governance Committee will examine each Director nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate. While the Nominating/Corporate Governance Committee does not have a formal policy relating specifically to the consideration of diversity in its process to select and evaluate Director nominees, the Committee does consider diversity as part of its overall evaluation of candidates for Director nominees. Specifically, the Company’s Corporate Governance Policies provide that the selection of potential directors should be based on all factors the Nominating/Corporate Governance Committee and the Board consider appropriate, which include issues of diversity, age, background and training, business or administrative experience or skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities and familiarity with regulatory environment. To this end, the Nominating/Corporate Governance Committee believes that the following minimum qualifications must be met by a Director nominee to be recommended to stand for election as Director:

•	Each Director must display high personal and professional ethics, integrity and values.

•	Each Director must have the ability to exercise sound business judgment.

•

Each Director must be highly accomplished in his or her respective field, with broad experience at the executive or policy-making level in business, government, education, technology or public interest.

•	Each Director must have relevant expertise and experience, and be able to offer advice and guidance based on that expertise and experience.

•	Each Director must be able to represent all shareholders of the Company and be committed to enhancing long-term shareholder value.

•	Each Director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of the Company’s business.

The Nominating/Corporate Governance Committee may use various sources for identifying and evaluating nominees for Directors, including referrals from the Company’s current Directors, management and shareholders. The Nominating/Corporate Governance Committee will review the resume and qualifications of each candidate identified through any of the sources referenced above, and determine whether the candidate would add value to the Board. With respect to candidates that are determined by the Nominating/Corporate Governance Committee to be potential nominees, one or more members of the Committee will contact such candidates to determine the candidate’s general availability and interest in serving. Once it is determined that a candidate is a good prospect, the candidate will be invited to meet with the full Committee, which will conduct a personal interview with the candidate. During the interview, the Committee will evaluate whether the candidate meets the guidelines and criteria adopted by the Board as well as exploring any special or unique qualifications, expertise and experience offered by the candidate and how such qualifications, expertise and/or experience may complement that of existing Board members. If the candidate is approved by the Committee as a result of the Committee’s determination that the candidate will be able to add value to the Board and the candidate expresses his or her interest in serving on the Board, the Committee will then review its conclusions with the Board and recommend that the candidate be selected by the Board to stand for election by the shareholders or fill a vacancy or newly created position on the Board.

Pursuant to the Nominating/Corporate Governance Committee charter, the Committee will investigate and consider shareholder recommendations for Director nominations submitted in writing by a shareholder (or group of shareholders) owning 5% or more of the Company’s outstanding Common shares for at least one year. Recommendations for Director nominees to be considered by the Nominating/Corporate Governance Committee, including recommendations from shareholders of the Company, should be sent in writing, together with a description of each proposed nominee’s qualifications and other relevant biographical information concerning such proposed nominee, to the Nominating/Corporate Governance Committee of the Board of Directors, care of the Secretary of the Company, at the Company’s headquarters, and must be received at least 120 days prior to the anniversary date of the release of the proxy statement relating to the prior year’s Annual General Meeting of Shareholders.

Leadership Structure and Role in Risk Oversight

Mr. Vosotas, the founder of the Company, has served as our Chief Executive Officer, or CEO, and Chairman of the Board, since the Company’s inception in 1985. Our Board does not have a policy on whether or not the roles of CEO and chairman should be separate; indeed, the Board has the authority to choose its chairman in any way it deems best for our Company at any given point in time. Accordingly, our Board reserves the right to vest the responsibilities of the CEO and chairman in the same person or in two different individuals, depending upon what it believes is in the best interests of the Company. Our Board currently believes that Mr. Vosotas is uniquely qualified to serve as both our chairman and CEO, given his historical leadership of our Board, his long history with our Company, his significant ownership interest in the Company and the current size of both the Company and our Board. Our Board believes, however, that there is no single Board leadership structure that would be most effective in all circumstances, and therefore the Board retains the authority to modify this structure to best address our Company’s and Board’s then current circumstances as and when appropriate.

Our Board, and, in particular, the Audit Committee are involved on an ongoing basis in the general oversight of our material identified enterprise-related risks. Each of our CEO and Chief Financial Officer, with input as appropriate from other appropriate management members, reports and provides relevant information directly to either our Board and/or the Audit Committee on various types of identified material financial, reputational, legal and business risks to which we are or may be subject, as well as mitigation strategies for certain key identified material risks. Our Board’s and Audit Committee’s roles in our risk oversight process have not affected our Board leadership structure.

Communications with Board of Directors

Shareholders may communicate with the full Board or individual Directors by submitting such communications in writing to Nicholas Financial, Inc., Attention: Board of Directors (or the individual Director(s)), Building C, 2454 McMullen Booth Road, Clearwater, Florida 33759. Such communications will be delivered directly to the appropriate Director(s).

Report of the Audit Committee

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The Committee reviewed with the Company’s Independent Auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under standards of the Public Company Accounting Oversight Board. The Audit Committee also discussed with the Company’s Independent Auditors matters related to the financial reporting process required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Audit Committee has received the written disclosures and the letter from the Independent Auditors required by Rule 3526 of the Public Company Accounting Standards Board, as currently in effect, and the Audit Committee discussed with the Independent Auditors that firm’s independence and considered the compatibility of nonaudit services with the Independent Auditors’ independence.

The Committee discussed with the Company’s Independent Auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held four meetings during the fiscal year ended March 31, 2010.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report for filing with the Commission. The Committee and the Board have also recommended, subject to shareholder approval, the appointment of Dixon Hughes PLLC as the Company’s Independent Auditors for the fiscal year ending March 31, 2011.

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton R. Neal, Audit Committee Chair

Scott Fink, Audit Committee Member

Stephen Bragin, Audit Committee Member

June 4, 2010

EXECUTIVE OFFICERS AND COMPENSATION

The Company has three (3) executive officers: Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President; Ralph T. Finkenbrink, Senior Vice President, Chief Financial Officer and Secretary; and Douglas W. Marohn, Senior Vice President of Branch Operations. Mr. Vosotas has a son and a son-in-law who are employees of the Company. For additional information regarding Messrs. Vosotas and Finkenbrink, see “Proposal 1: Election of Directors” above. Mr. Marohn, age 38, joined the Company in April 1998. He has served as Senior Vice President of Branch Operations of the Company since February 2008. Prior to such time, Mr. Marohn held the position of Vice President – Sales from 2002 through January 2008 and Regional Director from 2001 until 2002. From 1998 to 2001, Mr. Marohn opened and managed our then largest and most profitable branch in Orlando, Florida. Prior to joining the Company, Mr. Marohn held various Branch Manager and Regional Director positions with Mercury Finance, Fidelity Financial Services and Reliance Acceptance Corporation. Mr. Marohn attended the University of Cincinnati.

Executive Compensation Discussion and Analysis

Overview of Executive Compensation Philosophy

The primary objectives of the Compensation Committee of the Company’s Board of Directors with respect to executive compensation are to attract, motivate and retain the best executive talent available and to align the Company’s executive compensation structure with shareholder value creation. More specifically, the Compensation Committee believes that executive compensation should:

¿

help attract and retain the most qualified individuals by being competitive with compensation paid to persons having similar responsibilities and duties in other companies in the same and closely related businesses;

¿	relate to the value created for shareholders by being directly tied to the financial performance of the Company and the particular executive officer’s contribution to such performance;

¿	motivate and reward individuals who help the Company achieve its short-term and long-term objectives and thereby contribute significantly to the success of the Company; and

¿	reflect the qualifications, skills, experience, and responsibilities of the particular executive officer.

Role of the Compensation Committee

The Compensation Committee is responsible for:

¿	evaluating the performance and determining and approving the compensation of the Company’s executive officers, including the Chief Executive Officer (the “CEO”); and

¿	overseeing the Company’s compensation and benefit plans for key employees and non-employee directors, including the Company’s equity plans.

Through this process, the Committee reviews and determines all aspects of compensation for the Named Executive Officers (as defined below) of the Company. The Named Executive Officers of the Company are: Mr. Peter L. Vosotas, Chairman of the Board, CEO and President; Mr. Ralph T. Finkenbrink, Senior Vice President, Chief Financial Officer and Secretary; and Douglas W. Marohn, Senior Vice President of Branch Operations.

Process for Determining Executive Compensation

The Compensation Committee is responsible for establishing and monitoring adherence to the Company’s compensation programs. When setting executive compensation, the Compensation Committee applies a consistent approach for all Named Executive Officers. It intends that the combination of elements of executive compensation closely aligns the executives’ interest with those of the Company’s shareholders. Target total compensation is comprised of base salary, annual cash bonus and long-term incentive compensation in the form of equity grants. The Compensation Committee generally reviews and adjusts executive target total compensation levels annually in February and March of each year.

In fiscal 2006, the Board of Directors and Compensation Committee retained an independent compensation consulting firm to perform analyses of competitive performance and compensation levels for the Company’s Named Executive Officers. This consulting firm developed recommendations that were reviewed by the Compensation Committee and the Board of Directors in connection with approving executive compensation for fiscal 2007. Neither the Board of Directors nor the Compensation Committee has retained any independent compensation consultants since that time.

The CEO currently initiates the compensation discussions with the Compensation Committee, providing requests and seeking approval from the Compensation Committee and the Board of Directors before finalizing any salary increases, employment contracts, bonus plans or long-term incentive equity awards for Named Executive Officers. In considering the CEO’s requests, the Compensation Committee takes into consideration the executive pay for executive officers in comparable positions for companies in the Company’s peer group, as well as the level of inherent risk associated with the position, and the specific circumstances of the executive. The Compensation Committee approves the base salary, annual cash bonus and long-term incentive equity awards for the CEO and for each Named Executive Officer below the CEO level, based on the CEO’s recommendations.

The Compensation Committee has reviewed the aggregate amounts and mix of all components of the CEO’s and the other Named Executive Officer’s compensation, including base salary, annual cash bonus, long-term incentive compensation, accumulated (realized and unrealized) stock option and restricted stock gains, the value to the executive and cost to the Company of all perquisites and other personal benefits and the actual projected payout obligations for severance and change-in-control scenarios. A tally sheet setting forth all the above components was prepared affixing dollar amounts under the various payout scenarios for the CEO and the other Named Executive Officer and was reviewed by the Compensation Committee.

Compensation Components

The Company’s executive compensation program currently consists of three key elements: base salary, annual incentive bonus and long-term equity compensation.

Base Salary. The Compensation Committee establishes base salaries for the Company’s Named Executive Officers based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in the Company’s peer group for similar positions. Generally, the Compensation Committee believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies in line with our compensation philosophy.

Base salaries are reviewed annually, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

The base salaries for Mr. Vosotas, the Company’s CEO, Mr. Finkenbrink, the Company’s Chief Financial Officer, and Mr. Marohn, the Company’s Senior Vice President of Branch Operations, for the fiscal year ended March 31, 2010 (“Fiscal 2010”) were $300,000, $210,000 and $150,000, respectively, and for the fiscal year ending March 31, 2011 are $300,000, $250,000 and $175,000, respectively. The Compensation Committee believes that the current base salaries of the Company’s Named Executive Officers are generally competitive at the median salary ranges observed at comparable companies.

Annual Incentive Bonus. Annual cash incentive bonuses are intended to compensate the Named Executive Officers for achieving the Company’s annual financial goals.

For Fiscal 2010, the Company had in effect an annual incentive bonus program for each of its Named Executive Officers. In addition to his annual base salary, each Named Executive Officer was entitled to receive cash bonuses for Fiscal 2010 based upon the Company’s revenues and operating income exceeding certain target percentages. The tables below summarize the cash bonuses payable to each of the Named Executive Officers based upon meeting or exceeding the indicated growth targets:

Revenue Growth Target (% Increase Over Fiscal 2009)*	Cash Bonus Payable to Each Named Executive Officer

3%	$ 5,000
6% or above	$20,000
_____________ *A prorated cash bonus was payable to each named executive officer in the event revenue growth was between the 3% and 6% targets.
Operating Income Growth Target (% Increase Over Fiscal 2008)*	Cash Bonus Payable to Each Named Executive Officer

4%	$ 5,000
8% or above	$20,000
_____________ *A prorated cash bonus was payable to each named executive officer in the event operating income growth was between the 4% and 8% targets.

In addition to the foregoing, each of Mr. Vosotas and Mr. Finkenbrink was entitled to a cash bonus in the event the average closing price of the Company’s Common Stock for the five trading days immediately preceding March 31, 2010 exceeded the average closing price for the five trading days immediately preceding April 1, 2009. The table below summarizes the cash bonus payable to each of Mr. Vosotas and Mr. Finkenbrink based upon an increase in the Company’s stock price over the period indicated:

% Increase in Average Closing Price*	Cash Bonus Payable To Mr. Vosotas	Cash Bonus Payable to Mr. Finkenbrink

50%	$ 50,000	$ 20,000
100%	$ 75,000	$ 40,000
150%	$100,000	$ 40,000

____________

*A prorated cash bonus was payable to Mr. Vosotas in the event the increase in the Company’s average closing stock price for the period indicated was between 50% and 150% and to Mr. Finkenbrink in the event the increase in the Company’s average closing stock price for the period indicated was between 50% and 100%.

Pursuant to the foregoing awards, Messrs. Vosotas, Finkenbrink and Marohn received aggregate cash bonuses pursuant to the Fiscal 2010 incentive bonus program of $150,000, $80,000 and $40,000, respectively.

The Compensation Committee also has established an annual incentive cash bonus program for each of the Named Executive Officers for the fiscal year ending March 31, 2011 (“Fiscal 2011”). In addition to his annual base salary, each Named Executive Officer is entitled to receive cash bonuses for Fiscal 2011 based upon the Company’s revenues and operating income exceeding certain target percentages. The tables below summarize the cash bonuses payable to each of the named executive officers based upon the Company meeting or exceeding the indicated growth targets:

Revenue Growth Target (% Increase Over Fiscal 2010)*	Cash Bonus Payable to Mr. Vosotas	Cash Bonus Payable to Mr. Finkenbrink	Cash Bonus Payable to Mr. Marohn

5%	$15,000	$10,000	$15,000
10% or above	$30,000	$20,000	$30,000
____________ *A prorated cash bonus is payable to each named executive officer in the event revenue growth falls between the 5% and 10% targets.

Operating Income Growth Target (% Increase Over Fiscal 2010)*	Cash Bonus Payable to Mr. Vosotas	Cash Bonus Payable to Mr. Finkenbrink	Cash Bonus Payable to Mr. Marohn

10%	$15,000	$ 5,000	$10,000
20% or above	$30,000	$20,000	$20,000
____________ *A prorated cash bonus is payable to each named executive officer in the event operating income falls between the 10% and 20% targets.

In addition to the foregoing, Mr. Vosotas is entitled to a cash bonus in the event the average closing price of the Company’s Common Stock for the five trading days immediately preceding March 31, 2011 exceeds the average closing price for the five trading days immediately preceding April 1, 2010. The table below summarizes the cash bonus payable to Mr. Vosotas based upon an increase in the Company’s stock price over the period indicated:

% Increase in Average Closing Price*	Cash Bonus Payable

25%	$ 50,000
50%	$ 75,000
75% or above	$100,000
____________ *A prorated cash bonus is payable to Mr. Vosotas in the event the increase in the Company’s average closing stock price for the period indicated falls between 25% and 75%.

Long-Term Equity Compensation. The Compensation Committee believes that stock-based awards promote the long-term growth and profitability of the Company by providing executive officers of the Company with incentives to improve shareholder value and contribute to the success of the Company and by enabling the Company to attract, retain and reward the best available persons for executive officer positions. The Company currently maintains two long-term equity incentive plans for executive officers – the Nicholas Financial, Inc. Equity Incentive Plan (the “Equity Plan”) and the Nicholas Financial, Inc. Employee Stock Option Plan (the “Employee Plan”). The Employee Plan was terminated on August 9, 2006, and no new awards will be granted under such plan, although stock options granted under such plan and still outstanding will continue to be subject to all terms and conditions of such plan.

The Compensation Committee may grant awards under the Equity Plan to any officer (including the Named Executive Officers) or other salaried key employee of the Company or its affiliates. As of the Record Date, there were approximately five officers and 100 other salaried key employees (not including officers) eligible to participate in the Equity Plan.

Each of the Company’s named executive officers received the following equity awards under the Company’s Equity Incentive Plan as part of the Fiscal 2010 incentive bonus program: (i) on March 31, 2009, Mr. Vosotas was awarded 27,500 shares of restricted stock, which shares will vest on the third anniversary following the date of grant; (ii) on March 31, 2009, Mr. Vosotas was granted options to purchase 55,000 shares at an exercise price of $2.38 per share, which options will vest in equal annual installments over two years following the date of grant; (iii) on April 1, 2009, Mr. Vosotas was awarded 27,500 shares of restricted stock, which shares will vest on the third anniversary following the date of grant; (iv) on April 1, 2009, Mr. Vosotas was granted options to purchase 27,500 shares at an exercise price of $2.35 per share, which options will vest in equal annual installments over two years following the date of grant; (v) on March 31, 2009, Mr. Finkenbrink was awarded 27,500 shares of restricted stock, which shares will vest on the third anniversary following the date of grant; (vi) on April 1, 2009, Mr. Finkenbrink was awarded 22,000 shares of restricted stock, which shares will vest on the third anniversary following the date of grant; and (vii) on March 31, 2009, Mr. Marohn was awarded 26,400 shares of restricted stock, which shares will vest on the third anniversary following the date of grant. (Please note that the foregoing share grant and pricing information has been restated to reflect the 10% stock dividend completed on December 7, 2009.)

Each of the Company’s named executive officers also received the following equity awards under the Company’s Equity Incentive Plan as part of the Fiscal 2011 incentive bonus program: (i) on April 15, 2010, Mr. Vosotas was awarded 25,000 shares of restricted stock, which shares will vest on March 31, 2012; (ii) on April 15, 2010, Mr. Finkenbrink was awarded 15,000 shares of restricted stock, which shares will vest on March 31, 2013; and (iii) on April 1, 2010, Mr. Marohn was awarded 8,000 shares of restricted stock, which shares will vest on March 31, 2013.

The Company cannot currently determine the number or type of additional awards that may be granted to eligible participants under the Equity Plan in the future. Such determinations will be made from time to time by the Compensation Committee (or Board).

Change in Control

The Company has change in control provisions in its employment agreements with the Named Executive Officers, the Equity Plan and the Employee Plan. The Company has no additional change in control contracts or arrangements with any of the Named Executive Officers.

The change in control provisions in the plans and employment agreements were designed to make a change in control transaction neutral to the economic interests of employees that might be involved in considering such a transaction. The employees subject to these provisions would likely not be in a position to influence the Company’s performance after a change in control or may not be in a position to earn their incentive awards or vest in their equity awards after a change in control. Thus, the provisions are meant to encourage employees that may be involved in considering a change in control transaction to act in the interests of the Company’s shareholders rather than their own interests.

The change in control provisions in the employment agreements with Named Executive Officers are described starting on page 30 under “Potential Payments Upon Termination or a Change-In-Control.” Generally, the Company’s equity compensation plans provide that restricted stock will vest in full, and options to purchase Common shares will become immediately exercisable, either upon a change in control or upon termination of employment within one year after a change in control. The Compensation Committee believes that the provisions provided for under both our employment agreements and equity compensation plans are appropriate since an employee’s position could be adversely affected by a change in control even if he is not terminated. These plans provide, however, that the Compensation Committee may determine in advance of the change in control event that the provisions would not apply and therefore no accelerated vesting would occur.

Other Compensation

Consistent with the Compensation Committee’s pay-for-performance compensation philosophy, the Company intends to continue to maintain modest executive benefits and perquisites for executive officers; however, the Compensation Committee, in its discretion, may revise, amend or add to the officer’s executive benefits and perquisites if it deems it advisable. The Compensation Committee believes these benefits and perquisites are currently at or below median competitive levels for companies in the Company’s peer group. The Compensation Committee has no current plans to make changes to either the employment agreements (except as required by law or as required to clarify the benefits to which the executive officers are entitled as set forth herein) or levels of benefits and perquisites provided under the employment agreements. In this regard it should be noted that the Company does not provide pension arrangements, post-retirement health coverage, or similar benefits for its executives or employees.

The following table generally illustrates the benefit plans and perquisites that the Company does and does not provide and identifies those employees who may be eligible to receive them. Perquisites for the Named Executive Officers are detailed within the footnotes of the summary compensation table.

Perquisites and Employee Benefits	Executive Officers	Full-Time Employees
401(k) Plan (1)	✓	✓
Medical/Dental Plans (2)	✓	✓
Life Insurance (3)	✓	✓
Long Term Disability Plan (4)	✓	✓
Short Term Disability Plan (5)	✓	✓
Company Paid Trips (6)	✓	✓
Company Owned Vehicle (7)	✓	✓
Club Memberships (8)	✓	Not Offered
Change in Control and Severance Plan (9)	✓	Not Offered
Deferred Compensation Plan	Not Offered	Not Offered
Supplemental Early Retirement Plan	Not Offered	Not Offered
Employee Stock Ownership Plan	Not Offered	Not Offered
Defined Benefit Pension Plan	Not Offered	Not Offered

(1)

Eligible employees, including the Company’s executive officers, are able to participate in the Company’s 401(k) Plan. The 401(k) Plan permits participants to make 401(k) contributions on a pretax basis. All employees of the Company and its subsidiaries who are at least age 21 are eligible to participate in the 401(k) Plan on the first day of the month following the completion of one year of service. Participants can contribute up to 60% of their pretax compensation to the 401(k) Plan annually, subject to certain legal limitations. Neither the Company nor any of its subsidiaries made any matching contributions in 2010; the Company has not yet determined whether it will make any matching contributions in 2011.

(2)

The Company provides medical insurance coverage for all of its full-time employees, including the Named Executive Officers. The Company pays 80% of the applicable premium and the employee pays the remaining 20% of the premium. Employees electing dependent coverage are responsible for 100% of the premium, less a $100 Company contribution, or a $250 Company contribution if the employee holds the position of Branch Manager or above. Dental coverage is offered to all full-time employees. The Company pays 50% of the applicable premium and the employee pays the remaining 50% of the premium.

(3)	The Company provides all full-time employees, including the Named Executive Officers, with a $10,000 term life insurance policy. The premium for this coverage is paid entirely by the Company.

(4)

The Company provides all full-time employees, including the Named Executive Officers, long-term disability insurance with a monthly benefit in the amount of 60% of monthly salary up to a maximum of $10,000 per month. The premium for this coverage is paid entirely by the Company.

(5)	The Company offers short-term disability insurance coverage to all of its full-time employees, including the Named Executive Officers. The employee is responsible for 100% of the applicable premium.

(6)	The Company maintains an annual sales contest that rewards certain employees with a trip at Company expense. The CEO participates in this program.

(7)	The Company provides a Company vehicle to the Named Executive Officers. The Company also provides Company vehicles to its branch managers, regional managers and other key personnel.

(8)	The Company covers certain country club membership costs for the Named Executive Officers.

(9)

The Company’s employment agreements with the Named Executive Officers provide for certain change in control and severance benefits as described elsewhere in this Proxy Statement and Information Circular.

Policy Regarding Retroactive Adjustments

Section 304 of the Sarbanes-Oxley Act of 2002 authorizes a company to claw back certain incentive-based compensation and stock profits of the Chief Executive Officer and Chief Financial Officer if the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws. The Compensation Committee does not otherwise have a formal policy regarding whether the Committee will make retroactive adjustments to, or attempt to recover, cash or share-based incentive compensation granted or paid to executive officers in which the payment was predicated upon the achievement of certain financial results that are subsequently the subject of a restatement. The Committee may seek to recover any amount determined to have been inappropriately received by the individual executive to the extent permitted by applicable law.

Tax, Accounting and Other Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits the Company’s deduction of annual compensation paid to the Named Executive Officers to $1 million per employee, unless the compensation meets certain specific requirements to qualify as performance-based compensation. The Compensation Committee has considered the Company’s ability to deduct from taxable income certain performance based compensation under Section 162(m) of the Code. At the current compensation levels in effect for the Named Executive Officers, tax deductibility under Section 162(m) was not a determinative factor in the design of the Company’s compensation program.

Section 280G of the Code limits the Company’s ability to take a tax deduction for certain “excess parachute payments” (as defined in Code Section 280G) paid in connection with a change in control transaction, and Section 4999 of the Code imposes excise taxes on certain executives who receive “excess parachute payments.” The Compensation Committee considers the adverse tax liabilities imposed by Code Sections 280G and 4999, as well as other competitive factors, when it designs and implements arrangements that may be triggered upon a change in control for all potentially affected employees, including the Company’s Named Executive Officers.

Various rules under generally accepted accounting principles determine the extent to which and the manner in which the Company accounts for grants under its long term equity incentive plans in its financial statements. The Compensation Committee takes into consideration the accounting treatment under Financial Accounting Standards Board (“FASB”) Accounting Standards Classification (“ASC”) Topic 718, “Stock Compensation” (formerly, FAS 123(R)) (“ASC Topic 718”), when determining the types of and value of grants under its long term equity incentive plans for all employees, including the Company’s Named Executive Officers. The accounting treatment of such grants, however, is not determinative of the type, timing, or amount of any particular grant of equity-based compensation to the Company’s employees.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the foregoing “Executive Compensation Discussion and Analysis” with management of the Company and, based upon such review and discussion, has recommended to the Board that the “Executive Compensation Discussion and Analysis” be included in this Proxy Statement and Information Circular.

Alton R. Neal, Compensation Committee Chair

Scott Fink, Compensation Committee Member

Stephen Bragin, Compensation Committee Member

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended March 31, 2010, the Compensation Committee was comprised of Messrs. Neal, Fink and Bragin, none of whom is, or ever has been, an employee or officer of the Company or any of its subsidiaries. During the fiscal year ended March 31, 2010, none of the Named Executive Officers of the Company served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any other entity, one of whose executive officers served on the Board of Directors and/or Compensation Committee of the Company.

Summary Compensation Table

The following table sets forth for each of the Named Executive Officers: (i) the dollar value of base salary and bonus earned during each of the fiscal years ended March 31, 2010, 2009 and 2008, respectively; (ii) the aggregate grant date fair value of stock and option awards granted during each of such fiscal years, computed in accordance with ASC Topic 718. (iii) the dollar value of earnings for services pursuant to awards granted during each of such fiscal years under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings during each of such fiscal years; (v) all other compensation for each of such fiscal years; and (vi) the dollar value of total compensation for each of such fiscal years.

Name and Principal Position (a)	Fiscal Year (b)	Salary (c)	Bonus (d)	Stock Awards (e)	Option Awards (f)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)

Peter L. Vosotas Chairman of the Board, Chief Executive Officer and President	2010 2009 2008	$300,000 $300,000 $300,000		$ 43.333 (1) $ 215,600 (3) $ 55,700 (5)		$150,000 - $122,167		$14,165 (2) $16,079 (4) $14,274 (6)	$507,498 $531,679 $492,141

Ralph T. Finkenbrink Senior Vice President, Chief Financial Officer and Secretary	2010 2009 2008	$210,000 $210,000 $200,000		$ 39,033 (7) $ 69,750 (9) $ 69,750 (11)		$80,000 $20,000 $30,542		$ 7,275 (8) $ 8,275 (10) $ 9,804 (12)	$336,308 $308,025 $310,096

Douglas W. Marohn Senior Vice President, Branch Operations	2010 2009 2008	$150,000 $125,000 $115,000		$ 20,960 (13) $ 41,850 (15) $ 41,850 (17)		$40,000 $20,000 $20,000		$ 1,225 (14) $ 1,000 (16) $ 4,489 (18)	$212,185 $187,850 $181,339

Note: All of the above compensation amounts are expressed in U.S. Dollars

(1)

Represents the dollar amount recognized in fiscal 2010 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 27,500 and 27,500 restricted shares granted pursuant to the Equity Plan on March 31, and April 1, 2009, respectively. These shares are valued at $2.58/share and $2.62/share, respectively – the closing price on the date of grants. For more information on the valuation of share-based awards see Notes 2 and 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2010. These amounts reflect the Company’s fiscal 2010 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(2)	Includes payment of club membership dues ($6,872), personal use of Company-provided vehicle ($5,093) and sales incentive trip ($2,200).

(3)

Represents the dollar amount recognized in fiscal 2009 for consolidated financial statement reporting purposes in accordance with ASC 718. Includes the value of 11,000 performance shares granted pursuant to the Equity Plan on March 31, 2008 that were earned during fiscal 2009. These shares are valued at $5.60/share – the closing price on the date of grant. Also includes the value of 27,500 restricted shares granted pursuant to the Equity Plan on March 31, 2008 that were earned during fiscal 2009. These shares are valued at $5.60/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2009. These amounts reflect the Company’s fiscal 2009 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(4)	Includes matching contributions to 401(k) Plan ($1,000), payment of club membership dues ($7,714), personal use of Company-provided vehicle ($5,093) and sales incentive trip ($2,272).

(5)

Represents the dollar amount recognized in fiscal 2008 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 5,500 performance shares granted pursuant to the Equity Plan on April 1, 2007 that were earned during fiscal 2008. These shares are valued at $10.13/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 9 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2008. These amounts reflect the Company’s fiscal 2008 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(6)	Includes matching contributions to 401(k) Plan ($2,000), payment of club membership dues ($5,861), personal use of Company-provided vehicle ($4,630) and sales incentive trip ($1,783).

(7)

Represents the dollar amount recognized in fiscal 2010 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 27,500 and 22,000 restricted shares granted pursuant to the Equity Plan on March 31, 2009 and April 1, 2009, respectively. These shares are valued at $2.62/share and $2.58/share, respectively – the closing price on the date of grants. For more information on the valuation of share-based awards see Notes 2 and 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2010. These amounts reflect the Company’s fiscal 2010 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(8)	Includes payment of club membership dues ($4,800) and personal use of Company-provided vehicle ($2,475).

(9)

Represents the dollar amount recognized in fiscal 2009 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 16,500 shares of restricted stock granted pursuant to the Equity Plan on August 9, 2006. These shares are valued at $12.68/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2009. These amounts reflect the Company’s fiscal 2009 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(10)	Includes matching contributions to 401(k) Plan ($1,000), payment of club membership dues ($4,800) and personal use of Company-provided vehicle ($2,475).

(11)

Represents the dollar amount recognized in fiscal 2008 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 16,500 shares of restricted stock granted pursuant to the Equity Plan on August 9, 2006. These shares are valued at $12.68/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 9 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2008. These amounts reflect the Company’s fiscal 2008 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(12)	Includes matching contributions to 401(k) Plan ($2,000), payment of club membership dues ($4,200) and personal use of Company-provided vehicle ($3,604).

(13)

Represents the dollar amount recognized in fiscal 2010 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 26,400 restricted shares granted pursuant to the Equity Plan on March 31, 2009. These shares are valued at $2.62/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2010. These amounts reflect the Company’s fiscal 2010 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(14)	Includes sales incentive trip ($1,225).

(15)

Represents the dollar amount recognized in fiscal 2009 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 9,900 shares of restricted stock granted pursuant to the Equity Plan on August 9, 2006. These shares are valued at $12.68/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 8 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2009. These amounts reflect the Company’s fiscal 2009 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(16)	Includes matching contributions to 401(k) Plan ($1,000).

(17)

Represents the dollar amount recognized in fiscal 2008 for consolidated financial statement reporting purposes in accordance with ASC 718. Value of 9,900 shares of restricted stock granted pursuant to the Equity Plan on August 9, 2006. These shares are valued at $12.68/share – the closing price on the date of grant. For more information on the valuation of share-based awards see Notes 2 and 9 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended March 31, 2008. These amounts reflect the Company’s fiscal 2008 accounting expense for these awards, and do not correspond to the actual value that will be recognized by the Named Executive Officer.

(18)	Includes matching contributions to 401(k) Plan ($2,000), personal use of Company-provided vehicle ($1,219) and sales incentive trip ($1,270).

Grants of Plan-Based Awards

The following table sets forth information regarding all plan-based awards that were made to the Named Executive Officers during the fiscal year ended March 31, 2010, including incentive plan awards (equity-based and non-equity based) and other plan-based awards. Disclosure on a separate line item is provided for each grant of an award made to a Named Executive Officer during such fiscal year. The information supplements the dollar value disclosure of stock, option and non-stock awards in the Summary Compensation Table by providing additional details about such awards. Equity incentive-based awards are subject to a performance condition as such term is defined by ASC Topic 718. Non-equity incentive plan awards that are not subject to ASC Topic 718 and are intended to serve as an incentive for performance to occur over a specified period.

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
		Threshold ($) (c) (1)	Target ($) (d) (1)	Maximum ($) (e) (1)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Peter L. Vosotas Chairman of the Board, Chief Executive Officer and President	4/01/09 (2) 4/01/09 (2)	$80,000	$105,000	$160,000				27,500 (3)	27,500	$2.35	$25,300 $64,500

Ralph T. Finkenbrink Senior Vice President, Chief Financial Officers and Secretary	4/01/09 (2)	$15,000	—	$40,000				22,000 (3)			$51,600

Douglas W. Marohn Senior Vice President, Branch Operations		$25,000	—	$50,000

(1)

On March 10, 2010, the Compensation Committee approved incentive bonus plans for the Named Executive Officers relating to the Company’s performance for the fiscal year ending March 31, 2011. Under these plans, each Named Executive Officer has the potential to earn the estimated future cash payouts that are disclosed above during the fiscal year ending March 31, 2011, which we would expect to pay out in May 2011. We include further details regarding these plans, including information on performance criteria, in the “Executive Compensation Discussion and Analysis – Compensation Components” section beginning on page 18.

(2)	The date on which the Compensation Committee took action to grant such award was March 10, 2009.

(3)

Represents restricted stock granted under the Equity Plan on April 1, 2009. These shares will vest on the second anniversary date for Mr. Vosotas and the third anniversary date for Mr. Finkenbrink, following the date of grant.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

For the fiscal year ended March 31, 2010, we maintained the following executive compensation programs for our Named Executive Officers:

•	Base salary

•	Annual case incentive bonus compensation

•	Equity-based awards

•	Limited perquisites, such as an automobile and payment of club dues

•	Certain insurance coverages

•	401(k) plan

•	Term life insurance

We include further details regarding these programs, including information on performance criteria and vesting provisions, in the “Executive Compensation Discussion and Analysis” section beginning on page 16.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding option and stock awards held by the Named Executive Officers at March 31, 2010, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

Name (a)	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Peter L. Vosotas
Chairman of the Board, Chief Executive Officer and President	27,500 13,750	27,500 (1) 13,750 (4)		$2.38 $2.35	3/31/19 4/01/19	55,000 (2)	$416,350 (3)

Ralph T. Finkenbrink
Senior Vice President, Chief Financial Officer and Secretary	7,333 29,333 25,666	3,667 (5) 14,667 (8) 12,834 (9)		$8.58 $5.60 $5.50	8/31/17 3/19/18 4/01/18	49,500 (6)	$374,715 (7)

Douglas W. Marohn Senior Vice President, Branch Operations	16,500 3,300 4,400 11,000	- - 6,600 (12) 16,500 (13)		$3.82 $9.41 $8.58 $5.60	8/25/13 5/12/15 8/31/17 3/19/18	26,400 (10)	$199,848 (11)

(1)

Represents the unvested portion of options to purchase an aggregate of 55,000 shares granted under the Equity Plan on March 31, 2009. These options to purchase 55,000 shares vest in equal annual installments over two years following the date of grant.

(2)	Represents restricted stock granted under the Equity Plan on March 31, 2009 and April 1, 2009. These shares will vest on the third anniversary following the dates of grant.

(3)	The value was determined by multiplying the closing price per Common share on March 31, 2010 by the number of unvested shares of restricted stock.

(4)

Represents the unvested portion of options to purchase an aggregate of 27,500 shares granted under the Equity Plan on April 1, 2009. These options to purchase 27,500 shares vest in equal annual installments over two years following the date of grant.

(5)

Represents the unvested portion of options to purchase an aggregate of 11,000 shares granted under the Equity Plan on August 31, 2007. These options to purchase 11,000 shares vest in equal annual installments over three years following the date of grant.

(6)	Represents restricted stock granted under the Equity Plan on March 31, 2009 and April 1, 2009. These shares will vest on the third anniversary following the date of grant.

(7)	The value was determined by multiplying the closing price per Common share on March 31, 2010 by the number of unvested shares of restricted stock.

(8)

Represents the unvested portion of options to purchase an aggregate of 44,000 shares granted under the Equity Plan on March 19, 2008. These options to purchase 44,000 shares vest in equal annual installments over three years following the date of grant.

(9)

Represents the unvested portion of options to purchase an aggregate of 38,500 shares granted under the Equity Plan on April 1, 2008. These options to purchase 38,500 shares vest in equal annual installments over three years following the date of grant.

(10)	Represents restricted stock granted under the Equity Plan on March 31, 2009. These shares will vest on the third anniversary following the date of grant.

(11)	The value was determined by multiplying the closing price per Common share on March 31, 2010 by the number of unvested shares of restricted stock.

(12)

Represents the unvested portion of options to purchase an aggregate of 11,000 shares granted under the Equity Plan on August 31, 2007. These options to purchase 11,000 shares vest in equal annual installments over five years following the date of grant.

(13)

Represents the unvested portion of options to purchase an aggregate of 27,500 shares granted under the Equity Plan on March 19, 2008. These options to purchase 27,500 shares vest in equal annual installments over five years following the date of grant.

Option Exercises and Stock Vested

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock during the fiscal year ended March 31, 2010 for each of the Named Executive Officers on an aggregated basis:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Peter L. Vosotas Chairman of the Board, Chief Executive Officer and President	82,500	$342,500

Ralph T. Finkenbrink Senior Vice President, Chief Financial Officer and Secretary

Douglas W. Marohn Senior Vice President – Branch Operations

Pension Benefits

The Company does not provide pension arrangements or post-retirement health coverage for its executives or employees.

Nonqualified Deferred Compensation

The Company does not provide any nonqualified defined contribution or other nonqualified deferred compensation plans.

Potential Payments Upon Termination or a Change-in-Control

Employment Agreements

The Company has entered into an employment agreement with two of the Named Executive Officers, namely Peter L. Vosotas and Ralph T. Finkenbrink. The payments to be made to these Named Executive Officers pursuant to the employment agreements in the event of disability or death, involuntary termination without cause and termination following a change in control are described below. These employment agreements are described in greater detail beginning on page 35.

Payments Made Upon Death or Disability

In the event of the termination of employment due to his death or disability, a Named Executive Officer will receive only such compensation and other benefits to which he was entitled under his employment agreement or otherwise as an employee of the Company through the termination date, including payments of base salary through the calendar month in which such termination occurs.

Payments Made Upon Termination Without Cause or Constructive Termination

In the event of the termination of a Named Executive Officer’s employment (i) by the Company other than for cause (as defined in his employment agreement) or (ii) by the Named Executive Officer upon (a) a change of control of the Company, (b) a good faith determination by the Named Executive Officer that there has been a material breach of his employment agreement by the Company, (c) a material adverse change in the Named Executive Officer’s working conditions or status or (d) a significant relocation of the Named Executive Officer’s principal office, then the Named Executive Officer will be paid (subject to the Section 280G cap described below), a one-time, lump-sum severance payment equal to two times the sum of (A) the Named Executive Officer’s annual base salary in effect at the time of such termination and (B) the Named Executive Officer’s average annual bonus and other compensation for the two full calendar years immediately preceding such termination.

A “change of control” is defined in the employment agreements with the Named Executive Officers generally as the occurrence of any of the following:

(i)     any person, entity, or group acting in concert (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company), becomes the beneficial owner of securities of the Company which, together with securities previously owned, confer upon such person, entity or group the combined voting power, on any matters brought to a vote of shareholders, of twenty percent (20%) or more of the then outstanding shares of voting securities of the Company; or

(ii)     the sale, assignment or transfer of assets of the Company or any of its subsidiaries, in a transaction or series of transactions, in which the aggregate consideration received or to be received by the Company or any such subsidiary in connection with such sale, assignment or transfer is greater than fifty percent (50%) of the book value, as determined by the Company in accordance with generally accepted accounting principles, of the Company’s assets determined on a consolidated basis immediately before such transaction or the first of such transactions; or

(iii)     the merger, consolidation, share exchange or reorganization of the Company (or one or more direct or indirect subsidiaries of the Company) as a result of which the holders of all of the shares of capital stock of the Company as a group would receive less than fifty percent (50%) of the combined voting power of the voting securities of the Company or the voting securities of the surviving or resulting entity or any parent thereof immediately after such merger, consolidation, share exchange or reorganization; or

(iv)    the adoption of a plan of complete liquidation or the approval of the dissolution of the Company; or

(v)    the commencement of a tender or exchange offer which, if successful, would result in a change of control of the Company; or

(vi)    a determination by the Board of Directors of the Company, in view of the then current circumstances or impending events, that a change of control of the Company has occurred or is imminent, which determination shall be made for the specific purpose of triggering the operative provisions of the employment agreements.

If the severance payment, either alone or when added to any other payment or benefit to which the Named Executive Officer is entitled from the Company, exceeds the amount that may be paid by the Company without a loss of deduction under Section 280G of the Code, then the severance payment will be reduced to an amount that would not result in a loss of deduction.

Long Term Equity Compensation

Equity Plan

Unless the Compensation Committee provides otherwise in any particular award agreement, in the event of a change of control of the Company, awards may be assumed or substitute awards may be made by the Company or its successor that contain similar terms and conditions as the awards issued under the Equity Plan, without participant consent. If awards are assumed or if substitute awards are made, and if the Company or its successor in the change of control transaction terminates a participant within one year following the change of control, then the award will immediately vest on the date of such termination of employment or service, as applicable.

If the Company or its successor does not assume the awards or grant substitute awards, then:

•

At least 15 days prior to the change of control transaction, all options held by employees of the Company or its affiliates will become fully vested, and the Company will provide a notice to all holders of options of their right to exercise their options up to the date of the change of control. On the change of control date, all options will be cancelled. If it is not feasible to give 15 days notice of cancellation of the options, then the Compensation Committee may determine prior to the change of control date that all options held by employees of the Company or its affiliates will become vested on the date of the change of control, and all holders of options will receive a cash payment, in exchange for cancellation of the options, equal to the value of the option as determined by the Compensation Committee.

•	All shares of restricted stock will vest in full immediately prior to the date of a change of control.

•

Performance share awards will be deemed earned immediately prior to the date of the change of control in an amount equal to the amount that would be earned had the target performance goal for the performance period been met, and then prorated based on the number of days in the performance period that have elapsed to the date of the change of control.

For purposes of the Equity Plan, a “change of control” generally includes any of the following events:

•

A person or group of persons becomes the beneficial owner of 25% or more of the outstanding Common shares of the Company or the voting power of any of the Company’s securities, not counting acquisitions approved in advance by the Board of Directors;

•

The members of the Board of Directors on April 1, 2007 (and any new member appointed or elected to the Board whose appointment, nomination or election was approved by two-thirds of the Board, unless the election is in connection with an election contest) cease to constitute a majority of the Board;

•	The consummation or the sale or other disposition of all, or substantially all, of the Company’s assets;

•	The consummation of a complete liquidation or dissolution of the Company; or

•

The consummation of a merger or consolidation of the Company with or into any other company in which the Company’s shareholders immediately prior to the merger or consolidation will own less than 50% of the outstanding common shares or voting control of the surviving company.

In the event of termination of a participant’s employment due to death or disability or termination without cause by the Company, all restricted shares granted to such participant shall become fully vested and the restrictions on transferability under the terms of the award shall lapse.

In the event of termination of a participant’s employment due to death, disability or retirement, all options granted to such participant under the Equity Plan shall become fully vested on the date of such termination and shall be exercisable thereafter for a period of thirty days.

In the event of termination of a participant’s employment due to death or disability prior to the end of a performance period, performance share awards will be deemed earned immediately upon such termination in an amount equal to the amount that would have been earned had the target performance goal for the performance period been met, and then prorated based on the number of days in the performance period that have elapsed to the date of termination of employment.

In all other cases of termination, non-vested equity awards under the Equity Plan will be forfeited.

  A more detailed description of the Equity Plan can be found below under the heading “Summary of Equity Plan.”

Employee Plan

  In the event of a change in control of the Company, options granted under the Employee Plan will become immediately exercisable in full, unless the Company or its successor in the change in control transaction assumes the options or substitutes substantially equivalent options. In that case, the options will not be immediately exercisable, but will remain exercisable in accordance with their terms.

  For purposes of the Employee Plan, a change in control generally includes any of the following events:

•

The Company adopts a plan of reorganization, merger, share exchange or consolidation with one or more other corporations or other entities as a result of which the holders of the Company’s Common shares as a group would receive less than fifty percent (50%) of the voting power of the capital stock or other interests of the surviving or resulting corporation or entity;

•	The Company adopts a plan of liquidation or obtains the approval of its dissolution;

•

The Board of Directors approves an agreement providing for the sale or transfer (other than as a security for the Company’s or any subsidiary’s obligations) of substantially all of the assets of the Company; or

•	Any person acquires more than twenty percent (20%) of the Company’s outstanding Common shares, if such acquisition is not preceded by a prior expression of approval by the Board.

  In the event of termination of a participant’s employment due to death, disability or retirement with the consent of the Company, all options granted to such participant under the Employee Plan shall be exercisable for a period of three months (extendable to one year, at the discretion of the Special Committee), but only to the extent such options were exercisable as of the date of such termination.

  In all other cases, options terminate immediately upon termination of employment.

Quantification of Termination/Change in Control Payments

  The table below reflects the amount of compensation to be paid to each of the Named Executive Officers of the Company in the event of his disability or death, involuntary termination without cause or constructive termination, or termination upon a change in control. The amounts assume that such termination was effective as of March 31, 2010, and thus includes amounts earned through such time and are estimates of the amounts that would be paid out upon termination. The actual amounts to be paid out can only be determined at the time of separation from the Company.

	Fiscal 2009 Termination/Change of Control Payments

	Death or Disability			Constructive Termination or Termination Without Cause			Termination Upon Change in Control
Name	Salary & Bonus $	Benefits $(1)	Total $	Salary & Bonus $	Benefits $(2)	Total $	Salary & Bonus $	Benefits $(1)	Total $
Peter L. Vosotas Chairman of the Board, Chief Executive Officer and President	—	$630,850	$630,850	$750,000	$416,350	$1,166,350	$750,000	$630,850	$1,380,850

Ralph T. Finkenbrink Senior Vice President, Chief Financial Officer and Secretary	—	$430,175	$430,175	$520,000	$374,715	$ 894,715	$520,000	$430,175	$ 950,175

Douglas W. Marohn Senior Vice President – Branch Operations	—	$232,353	$232,353	—	$199,848	$ 199,848	—	$232,353	$ 232,353

(1)

Consists of the value of the accelerated vesting of outstanding unvested restricted stock and stock options. The value of the accelerated vesting of unvested restricted stock was determined by multiplying the closing price per Common share on March 31, 2010 by the number of shares of restricted stock that were subject to accelerated vesting. The value of the accelerated vesting of unvested stock options was determined by calculating the sum of the differences between the closing price per Common share on March 31, 2010 and the exercise price for each “in-the-money” option that was subject to accelerated vesting.

(2)

Consists of the value of the accelerated vesting of outstanding unvested restricted stock. The value of the accelerated vesting of unvested restricted stock was determined by multiplying the closing price per Common share on March 31, 2010 by the number of shares of restricted stock that were subject to accelerated vesting.

Summary of Employment Agreements With Named Executive Officers

  The following section provides information on employment agreements with our Named Executive Officers noted in the Compensation Discussion and Analysis or in the tables. For the convenience of the reader, we are putting the descriptions of these employment agreements in one location.

  Effective March 16, 1999, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement currently provides for a minimum base salary of $300,000 and annual performance bonuses as determined by the Compensation Committee. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Vosotas, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. The current term of Mr. Vosotas’ employment agreement will expire on March 16, 2010, unless automatically renewed as described above. Mr. Vosotas’s employment agreement provides that, if he is terminated by the Company without cause, or if he terminates his employment upon (a) a change in control of the Company, (b) a good faith determination by him that the Company has materially breached his employment agreement, (c) a material adverse change in his working conditions or status or (d) a significant relocation of his principal office, then he shall be entitled to a severance payment equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement currently provides for a minimum base salary of $210,000 and annual performance bonuses as determined by the Compensation Committee. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink, at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. The current term of Mr. Finkenbrink’s employment agreement will expire on November 22, 2010, unless automatically renewed as described herein. Mr. Finkenbrink’s employment agreement provides that, if he is terminated by the Company without cause, or if he terminates his employment upon (a) a change in control of the Company, (b) a good faith determination by him that the Company has materially breached his employment agreement, (c) a material adverse change in his working conditions or status or (d) a significant relocation of his principal office, then he shall be entitled to a severance payment equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink’s agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

Summary of Equity Plan

The Equity Plan was adopted by the Board of Directors of the Company on June 15, 2006, and approved by the shareholders of the Company on August 9, 2006. The purposes of the Equity Plan are:

•	to attract, retain and reward individuals who serve as key employees and non-employee directors of the Board; and

•

to increase shareholder value by offering participants the opportunity to acquire Common shares or receive monetary payments based on the value of such Common shares. By providing stock-based awards to the Company’s key employees and non-employee directors, the Board of Directors believes those individuals will be provided an incentive to increase shareholder value.

The Equity Plan:

•	is administered by the Compensation Committee with respect to key employee participants and the Board of Directors with respect to Non-Employee Director participants;

•	permits the grant of stock options (non-qualified or incentive), restricted stock and performance shares;

•	limits the number of awards that the Compensation Committee may grant to any one key employee participant;

•	limits the number of shares that may be granted as restricted stock to 300,000 Common shares;

•	prohibits discounted stock options from being granted, and prohibits repricing of stock options;

•	requires shareholder approval for certain changes to the Equity Plan’s terms; and

•	reserves 975,000 Common shares for awards.

Director Compensation

The following table sets forth information regarding the compensation received by each of the Company’s non-employee directors during the fiscal year ended March 31, 2010:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Alton R. Neal	$24,750						$24,750
Scott Fink	$19,750						$24,750
Stephen Bragin	$19,750						$19,750

Each Director who is not an executive officer of the Company (“Non-Employee Director”) receives an annual retainer of $16,000 ($21,000 for the Chair of the Audit Committee), plus $750 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board.

Prior to August 9, 2006, the Company maintained the Nicholas Financial, Inc. Non-Employee Director Stock Option Plan (the “Director Plan”). The Director Plan was terminated on August 9, 2006, and no new awards will be granted under such plan to Non-Employee Directors, although stock options granted under such plan and still outstanding will continue to be subject to all terms and conditions of such plan.

Effective August 9, 2006, the Company adopted the Equity Plan, under which the Board of Directors may grant awards to any Non-Employee Director. In addition, under the Equity Plan, each Non-Employee Director is entitled to receive 1,000 performance shares annually during his term as a Director. The number of Common shares that a Non-Employee Director shall be entitled to receive pursuant to such 1,000 performance share award will depend upon the Company’s ability to meet fiscal year-to-fiscal year operating income growth targets, but will not exceed 1,000 Common shares.

Upon a change in control of the Company, the awards granted to Non-Employee Directors are treated in the same manner as awards made to employees as described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders (collectively for purposes of this paragraph only, “Reporting Persons”) to file reports of their beneficial ownership and changes in beneficial ownership of the Company’s Common shares with the Commission and furnish copies of such reports to the Company. Based upon a review of copies of the reports filed with the Commission, we believe that no Reporting Person failed to file with the Commission on a timely basis during the fiscal year ended March 31, 2009, any required report relating to transactions involving equity securities of the Company beneficially owned by them, except as follows: (1) a Form 3 was filed late by Douglas W. Marohn reporting his beneficial ownership of Common shares as of March 10, 2010, the date on which he became an executive officer of the Company; (2) a Form 4 was filed late by Mr. Marohn reporting an award of 8,000 share of restricted stock on April 1, 2010, (3) a Form 4 was filed late by Ralph T. Finkenbrink reporting an award of 27,500 shares of restricted stock on March 31, 2009; (4) a Form 4 was filed late by Mr. Finkenbrink reporting an award of 22,000 shares of restricted stock on April 1, 2009; (5) a Form 4 was filed late by Mr. Finkenbrink reporting an award of 15,000 shares of restricted stock on April 15, 2010; (6) a Form 4 was filed late by Peter L. Vosotas reporting an award of 27,500 shares of restricted stock and an option to purchase an aggregate of 55,000 Common shares on March 31, 2009; (7) a Form 4 was filed late by Mr. Vosotas reporting an award of 27,500 shares of restricted stock and an option to purchase an aggregate of 27,500 Common shares on April 1, 2009; (8) a Form 4 was filed late by Mr. Vosotas reporting a sale of 1,301 Common shares on August 3, 2009; (9) a Form 4 was filed late by Mr. Vosotas reporting the exercise of an option to purchase 82,500 Common shares on October 21, 2009; (10) a Form 4 was filed late by Mr. Vosotas reporting an award of 25,000 shares of restricted stock on April 15, 2010; (11) a Form 4 was filed late by Mr. Vosotas reporting a sale of 10,000 Common shares on April 14, 2010 pursuant to a Rule 10b5-1 trading plan; (12) a Form 4 was filed late by Mr. Vosotas reporting a sale of 10,000 Common shares on May 4, 2010 pursuant to a Rule 10b5-1 trading plan; and (13) a Form 4 was filed late by Mr. Vosotas reporting a sale of 3,000 Common shares on May 12, 2010 pursuant to a Rule 10b5-1 trading plan. (Please note that the share information above reflects the 10% stock dividend completed on December 7, 2010.)

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed fiscal year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Since the beginning of the Company’s fiscal year ended March 31, 2010, there have been no transactions with related persons, and there are no currently proposed transactions with related persons, required by applicable SEC rules and regulations to be disclosed hereunder.

Review, Approval, and/or Ratification of Transactions with Related Persons

The Company recognizes that transactions involving related persons can present potential or actual conflicts of interest and create the appearance that the Company’s business decisions are based on considerations other than the best interests of its shareholders. Therefore, in accordance with the terms of its charter, the Audit Committee of the Board will review and approve transactions involving related persons. The policy covers any transaction involving the Company and a related person, and is not limited solely to those transactions involving related persons that meet the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (i.e., transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

General Policy

Transactions involving related persons must be approved, or ratified if pre-approval is not feasible, by the Audit Committee of the Board consisting solely of independent directors, who will approve or ratify the transaction only if they determine that it is in the best interests of the Company’s shareholders. In considering the transaction, the Audit Committee will consider all relevant factors, including, as applicable: (i) the business rationale for entering into the transaction; (ii) available alternatives to the transaction; (iii) whether the transaction is on terms no less favorable than terms generally available to an unrelated third-party under the same or similar circumstances; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction. The Audit Committee will also periodically monitor ongoing transactions involving related persons to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

Procedures

•	It is the responsibility of management or the affected director or executive officer to bring the matter to the attention of the Audit Committee.

•	Any transaction involving a related person should be presented to the Audit Committee at the next regularly scheduled meeting.

•	All transactions should be pre-approved by the Audit Committee, or if not feasible, ratified by the Audit Committee as promptly as practicable.

•

If a member of the Audit Committee is involved in the transaction, except for purposes of providing material information about the transaction to the Audit Committee, he must be recused from all discussions and decisions about the transaction.

Ongoing transactions involving related persons shall be reviewed by the Audit Committee on an annual basis at the first regularly scheduled meeting of the fiscal year.

Since the beginning of the Company’s last fiscal year, there have been no transactions required to be reported under the applicable SEC rules where such policies and procedures did not require review, approval or ratification or where such policies and procedures were not followed.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company’s last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

PERFORMANCE GRAPH

Set forth below is a graph comparing the cumulative total return on the Company’s Common shares for the five-year period ended March 31, 2010, with that of an overall stock market (NASDAQ Composite) and the Company’s peer group index (SNL Autofinance Index). The stock performance graph assumes that the value of the investment in each of the Company’s Common shares, the NASDAQ Composite Index and the SNL Autofinance Index was $100 on April 1, 2005, and that all dividends were reinvested.

The graph displayed below is presented in accordance with Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company’s forecast of future financial performance.

	03/31/2005	03/31/2006	03/31/2007	03/31/2008	03/31/2009	03/31/2010

Nicholas Financial, Inc.	$100.00	$99.25	$93.00	$51.42	$21.83	$63.08

NASDAQ Composite	100.00	117.03	121.13	114.00	76.46	119.94

SNL Autofinance Index	100.00	149.02	124.15	59.94	44.96	134.46

The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under said Acts.

SHAREHOLDER PROPOSALS

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), for inclusion in the Company’s proxy statement for its 2010 Annual General Meeting of Shareholders is March 16, 2010. After June 1, 2010, notice to the Company of a shareholder proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2010 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.

APPROVAL AND CERTIFICATION

The contents of this Information Circular have been approved and this mailing has been authorized by the Directors of the Company.

Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, and that person has provided the information to the Company, the Company has relied upon information furnished by such person.

The foregoing contains no untrue statement of material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

Dated this 15th day of July, 2010

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Peter L. Vosotas

Chairman of the Board,

Chief Executive Officer and President

APPENDIX A

NICHOLAS FINANCIAL, INC.

CHARTER OF THE

AUDIT COMMITTEE

1.	Purpose

The purpose of the Company’s Audit Committee (“Committee”) of Nicholas Financial, Inc. (“Company”) is:

(c)	Assist the Board. To assist the Board of Directors (“Board”) with its responsibilities by:

(i)      Overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(ii)      Monitoring:

(1)      the Company’s compliance with legal, risk management and regulatory requirements;

(2)       the independent auditors’ qualifications and independence;

(3)      the Company’s financial reporting process and independent auditors; and

(4)      the Company’s systems of internal control with respect to the integrity of financial records, adherence to Company policies and compliance with legal and regulatory requirements.

(d)	Prepare Reports. To prepare any reports that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement; and

(e)	Other Duties. To perform any other duties described in this Charter.

The Company’s management is ultimately responsible for preparing the Company’s financial statements and its independent auditors are ultimately responsible for auditing those statements. In adopting this Charter, the Board acknowledges that the Committee members are not Company employees and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work or auditing standards. Each Committee member is entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee, and the accuracy and completeness of the financial and other information so provided absent actual knowledge to the contrary.

APPENDIX A

2.	Composition

a.

Membership.    The Committee shall be comprised of not fewer than three members of the Board, as shall be determined from time to time by the Board. The Board will appoint Committee members annually (or as necessary to fill vacancies) upon the recommendation of the Nominating/Corporate Governance Committee of the Board. Each member shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. The Board may remove any member of the Committee, with or without cause, by a majority vote of the Board.

b.	Committee Chair. The Board shall designate the Committee Chair. In the absence of a Chair, the Committee members may designate the Chair by majority vote of the full Committee membership.

c.

Other Companies’ Audit Committees.    No Committee member shall simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that this simultaneous service would not impair his/her ability to effectively serve on the Committee, and the Board discloses this determination in the Company’s annual proxy statement.

d.

Independence.    Each member shall qualify as “independent” under the criteria set forth in any applicable law, regulation and/or listing standard, including those of The Nasdaq Stock Market Inc. (“NASDAQ”) and the SEC. Accordingly, the following persons will not be considered “independent”:

i.	a director who is, or at any time during the past three years was, employed by the Company or by any of its parent or subsidiaries;

ii.

a director who accepted or who has a Family Member (as defined by NASDAQ Rule 4200(14)) who accepted any payments from the Company or any parent or subsidiary of the Company in excess of $100,000 during any period of twelve consecutive months within the past three years, other than the following: (i) compensation for Board or Board committee service, (ii) payments arising solely from investments in the Company’s securities; (iii) compensation paid to a Family Member who is a non-executive employee of the Company or a parent or subsidiary of the Company; (iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation; or (v) loans permitted under Section 13(k) of the Securities Exchange Act of 1934.

iii.

a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

APPENDIX A

iv.

a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the Company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

v.

a director of the Company who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

vi.

a director who is, or has a Family Member who is, a current partner of the Company’s independent auditors, or was a partner or employee of the Company’s independent auditors who worked on the Company’s audit at any time during any of the past three years.

In addition, to serve as a member of the Committee, no person shall thereafter accept, directly or indirectly (other than in his or her capacity as a member of the Committee, the Board or any other Board committee), any consulting, advisory or other compensatory fee from the Company or its subsidiaries, except for fees associated with the receipt of fixed amounts of compensation under a retirement plan for prior service with the Company.

e.

Audit Committee Financial Expert.    The Board shall appoint at least one member to the Committee who, in the Board’s business judgment, has accounting or related financial management expertise. This member will be an “Audit Committee Financial Expert” as that term may be defined from time to time by the SEC and demonstrates “financial sophistication” as defined in NASDAQ Rule 4350(d)(2)(A).

f.

Financial Literacy.    All Committee members shall be financially literate, being able to read and understand fundamental financial statements, or must become financially literate within a reasonable period of time after his/her appointment to the Committee.

g.

No Involvement with Past Financial Statements.    No Committee member shall have participated in the preparation of the Company’s financial statements, or those of any current subsidiary, at any time during the previous three years.

h.

Subcommittees.    The Committee may, by resolution passed by a majority of its members, designate one or more subcommittees, each subcommittee to consist of one or more Committee members. Any such subcommittee to the extent provided in the Committee’s resolutions and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee subject to the terms of its appointment. The Committee will name each subcommittee. Each subcommittee shall keep regular minutes of its meetings and report them to the Committee when required.

APPENDIX A

3.	Meetings

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Committee secretary shall maintain minutes of meetings and activities of the Committee in accordance with British Columbia law and the Company’s Articles, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on those terms as the Committee may elect.

4.	Responsibilities and Authority

The Audit Committee shall have the following responsibilities and authority:

a.

Engage Independent Auditors.    Annually, the Committee shall be directly responsible for the appointment, compensation, retention (subject to shareholder ratification, if that ratification is required) and supervision of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors shall audit the consolidated financial statements of the Company and the consolidated financial statements of selected subsidiaries for the fiscal year for which it is appointed and report directly to the Committee.

b.

Limits on Engagement.    Except as otherwise stated in this Charter, the firm serving as the Company’s independent auditors may not be retained to provide non-audit related services to the Company or any of its subsidiaries. This also applies to non-audit related services received by the Company’s subsidiaries from other accounting firms serving as their independent auditors. If non-audit related services for a project can reasonably be provided only by the independent auditors due to expertise that is exclusive to that firm or for any other reason that the Committee deems necessary, and provided that the engagement for such non-audit related services is in compliance with all applicable legal and regulatory requirements promulgated by the SEC and NASDAQ, the Committee must specifically approve such arrangements before the independent auditors may be engaged to provide such service. Notwithstanding the foregoing, the independent auditors for the Company are prohibited from providing the following non-audit services to the Company or any of its subsidiaries:

i.	Bookkeeping or other services related to the accounting records or financial statements of the Company or any of its subsidiaries;

ii.	Financial information systems design and implementation;

iii.	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

iv.	Actuarial services;

APPENDIX A

v.	Internal audit outsourcing services;

vi.	Management functions or human resources;

vii.	Broker or dealer, investment advisor or investment banking services;

viii.	Legal services and expert services unrelated to the audit; and

ix.	Any other services that the Public Accounting Oversight Board determines, by regulation, is impermissible.

The Committee must, with sole authority, pre-approve all terms and fees for audit services, audit-related services, tax services and other services to be performed for the Company by the independent auditors, subject to de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, that is not considered part of the annual audit and, to the extent required by applicable law, any non-audit service.

c.

Review Performance of Non-Audit Services.    In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditors’ performance of any non-audit services is compatible with the external auditors’ independence.

d.	Establish Hiring Policies. The Committee shall establish clear hiring policies for employees or former employees of the Company’s independent auditors.

e.

Review Independent Auditor’s Work.    At least annually, and more often if required, the Committee shall meet with and obtain and review a formal written statement of the independent auditors to review the conduct and results of each audit and review of the Company’s financial statements, to discuss the matters in Statement of Accounting Standards (“SAS”) No. 61, “Communications with Audit Committees,” as amended by SAS 89 and 90, and any other communications required to be discussed with the Committee pursuant to applicable laws and regulations, including:

i.	the independent auditors’ internal quality control procedures;

ii.

any material issues raised by the most recent internal quality control review or peer review of the independent auditors’ firm, or by any publicly disclosed inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors’ firm, and the steps taken to deal with those issues; and

iii.

all relationships between the independent auditors and the Company, including each non-audit service provided to the Company and the matters set forth in Independence Standards Board Standard No. 1, in order to assess the independent auditors’ independence.

APPENDIX A

f.	Review Auditing Decisions. Discuss with management and the independent auditors, and receive a report of the independent auditors, regarding the following:

i.	conclusions and recommendations on the adequacy of the internal controls of the Company, together with the responses of management, including the status of previous audit recommendations;

ii.	reasoning in accepting or questioning sensitive accounting estimates by management;

iii.	reasoning in not recognizing material audit adjustments proposed by the independent auditors;

iv.

judgments about the quality and appropriateness (not just the acceptability) of the Company’s critical accounting principles used, including the degree of aggressiveness or conservatism in the application of such principles in its financial reporting;

v.	views as to the adequacy and clarity of disclosures in the Company’s financial statements in relation to generally accepted accounting principles;

vi.

views of how the use of generally acceptable alternatives to critical accounting and tax principles, disclosure practices and valuation policies, preferred by the independent auditors, would have affected the financial statements;

vii.	conclusions regarding any serious disagreements, difficulties or disputes with management encountered during the course of the audit;

viii.	any significant risks to which the Company is, or might be, exposed and the steps management has taken to minimize such risks;

ix.	any significant changes to the audit plan;

x.	other matters related to the conduct of the audit required to be communicated to the Committee under generally accepted auditing standards;

xi.	material written communications to the management of the Company such as any management letter or schedules of unrecognized audit adjustments; and

xii.

non-audit services provided by the Company’s independent accountants to the Company’s affiliated investment advisor, if any, or any advisor affiliate that provides ongoing services to the Company, which services were not pre-approved by the Committee (and consideration by the Committee of whether the performance of such services is compatible with maintaining the independent accountant’s independence).

APPENDIX A

g.

Evaluate Auditors.    After reviewing the foregoing report, the Committee shall evaluate the independent auditors’ qualifications, performance and independence, which shall include the review and evaluation of the lead partner of the independent auditors. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the independent auditors to the Board.

h.

Ensure Required Rotation.    The Committee shall ensure the regular rotation of the lead audit partner and concurring partner every five (5) years and consider whether it would be appropriate to implement a regular rotation of the independent auditors’ firm.

i.

Meet With Auditors.    The Committee shall also meet periodically with the independent auditors in separate executive sessions to discuss any other matters or communications required under applicable laws, or which they or the Committee deem advisable or appropriate to discuss.

j.

Financial Statements.    The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s periodic reports filed with the SEC.

k.

Review Effect of Changes on Financials.    The Committee, as a whole or through its Chair, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management and the independent auditors prior to filing of the Company’s Annual Reports on Form 10-K or Quarterly Reports on Form 10-Q, or as soon as practicable if the communications cannot be made prior to its filing.

l.

Review Management Disclosures.    The Committee shall review disclosures made to the Committee by the Company’s chief executive officer (“CEO”) and chief financial officer during their certification process for Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

m.

Meet With Management Regarding Audit.    In connection with its review of the Company’s financial statements, the Committee shall review and discuss not only with the independent auditors but also with management the matters relating to the conduct of the audit required to be discussed by SAS Nos. 61, 89 and 90 (Communications with Audit Committees), as they may be modified or supplemented.

APPENDIX A

n.	Review Audit Process. The Committee shall review with the independent auditors any audit problems or difficulties and management’s responses to them.

o.

Pass on Financial Statements.    Based on its review and discussions with management and the independent auditors, the Committee shall recommend to the Board whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of the Form 10-K).

p.

Review Press Releases on Financial Topics.    Although the Committee shall not be required to pre-approve or discuss in advance each earnings release or each instance in which the Company may provide earnings guidance, the Committee shall review and discuss press releases related to the Company’s earnings, as well as financial information and earnings guidance provided to financial analysts and rating agencies.

q.	Meet With Interested Parties. The Committee shall meet separately, on a periodic basis, with management and the independent auditors.

r.	Review and Approval of Related-Party Transactions. The Committee shall review and approve all transactions with related-parties (as defined by applicable rules and regulations of NASDAQ and the SEC).

s.

Review Internal Controls.    The Committee shall periodically review with management the adequacy of the Company’s internal controls, including the Company’s computerized information system controls and security. The Committee shall discuss with the independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of the audit.

t.	Review Expenses. The Committee shall consider and review directors’, officers’ and management’s Company-funded expenses.

u.	Review Risk Management. The Committee shall discuss generally the Company’s policies with respect to risk assessment and risk management.

v.

Review Adherence to Corporate Policies.    Periodically, the Committee shall meet with the appropriate members of management to review adherence to corporate policies and review processes relating to training, monitoring and reporting of policy compliance. The Committee shall also periodically review the Company’s policies and procedures regarding compliance with the Company’s Employee Code of Business Conduct and the Company’s Employee Conflicts-of-Interest Policy.

APPENDIX A

w.	Establish Complaint Procedures. The Committee shall establish procedures for:

i.	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

ii.	the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.

x.	Sponsor Educational Programs. The Committee may cause on-going educational programs related to appropriate financial and accounting practices to be made available to Committee members.

y.

Report to Board.    The Committee shall communicate to the Board any issues with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of any internal audit function.

z.	Prepare SEC Mandated Report. The Committee shall prepare the audit committee report required by SEC rules to be included in the Company’s annual proxy statement.

aa.	Report to Board Regarding Committee Activities. The Committee shall report regularly to the Board concerning its activities.

bb.	Perform a Self-Evaluation. The Committee shall conduct an annual performance evaluation of the Committee and an annual assessment of the adequacy of this Charter.

cc.	Keep Minutes of Meetings. The Committee shall ensure the minutes of each meeting be kept and filed with the minutes of the Company.

dd.	Review of Charter. The Committee shall review this Charter at least annually, and recommend to the Board any necessary or advisable amendments.

ee.	Other Actions. The Committee shall perform any other activities consistent with this Charter, the Company’s Articles and governing law, as the Committee or the Board reasonably deems necessary.

5.	Authority to Retain and Terminate Advisors

a.

Legal Counsel.    In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

APPENDIX A

b.

Independent Auditors.    The Committee shall have the sole authority to appoint, compensate, retain (subject to shareholder ratification, if that ratification is required) and supervise the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee.

c.	Payment of Professionals. The Committee shall determine the appropriate funding to be provided by the Company for payment of:

i.	compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

ii.	compensation to any counsel or advisors employed by the Committee; and

iii.	ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

6.	Amendment

The Board may amend or repeal this Charter and any of its provisions.

7.	Interpretations

All references in this Charter to a statute or regulation shall include any then-current amendments of the statute or regulation, any successor statute or regulation and, in the case of a statute, any rules and regulations promulgated in connection with that statute. The references to the CEO assume that he or she will also be the Company’s Chairman of the Board. If different people hold these offices, all references to the CEO will be construed to mean the CEO and the Chairman individually. “President” shall be substituted for each reference in this to “CEO” if the office of CEO is vacant. References to Sections mean sections in this Charter.

APPENDIX B

NICHOLAS FINANCIAL, INC.

CHARTER OF THE

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

1.	Purpose

The purpose of the Nominating/Corporate Governance Committee (the “Committee”) of Nicholas Financial, Inc. (the “Company”) is:

a.	To develop and recommend to the Board of Directors (the “Board”) the corporate governance principles applicable to the Company;

b.	To identify and select individuals qualified to become Board members in a manner that is consistent with criteria approved by the Board;

c.	To recommend that the Board select the Director nominees for the next annual meeting of shareholders; and

d.	To oversee the evaluation of the Board and management.

2.	Composition

The Committee shall be comprised of not fewer than two members of the Board, as shall be determined from time to time by the Board. The members of the Committee shall be appointed by the Board annually (or as necessary to fill vacancies) upon the recommendation of the Nominating/Corporate Governance Committee of the Board. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier death, resignation or removal. The Board may remove any member of the Committee, with or without cause, by a majority vote of the Board.

The Chair of the Committee shall be designated by the Board. In the absence of such Chair, the members of the Committee may designate the Chair by majority vote of the full Committee membership.

Each member shall qualify as “independent” as defined by any applicable law, regulation and/or listing standard.

3.	Delegation

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall have such name as may be determined from time to time by resolution adopted by the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or when required.

APPENDIX B

4.	Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The secretary of the Committee shall maintain minutes or other records of meetings and activities of the Committee in accordance with the British Columbia (Canada) Business Corporations Act and the Company’s Articles, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect.

5.	Responsibilities And Authority

The Committee shall have the following responsibilities and authority:

a.	Corporate Governance Principles

i.	The Committee shall refer to the Corporate Governance Policies in making the recommendations and determinations required of it under this Charter.

ii.	The Committee shall review the Corporate Governance Policies and each Board committee charter annually, and make recommendations to the Board regarding any amendments thereto.

iii.

The Committee shall review, on an on-going basis, all related-party transactions required to be disclosed pursuant to Securities and Exchange Commission (“SEC”) Regulation S-K, Item 404 for potential conflicts of interest and approve all such transactions.

b.	Board and Committee Membership

i.	At least annually, the Committee shall assess the size and composition of the Board in light of the operating requirements of the Company and the current makeup of the Board.

ii.

The Committee shall develop membership qualifications for the Board and all Board committees. Any assessment of a prospective Board or committee candidate should include, at a minimum, issues of diversity, age, background and training, business or administrative experience and skills, dedication and commitment, business judgment, analytical skills, problem-solving abilities and familiarity with regulatory environment. In addition, the Committee may consider such other attributes as it deems appropriate, all in the context of the perceived needs of the Board or applicable Committee at the point in time.

iii.

The Committee shall assist the Board with defining specific criteria for Director independence and committee membership in a manner that is consistent with the Corporate Governance Policies and making any necessary independence determination for committee membership. Notwithstanding the foregoing, it shall be the responsibility of the full Board to make any required independent determination as to members of this Committee.

APPENDIX B

iv.

The Committee shall make recommendations to the Board regarding membership on committees, taking into account (i) a prospective candidate’s independence, (ii) the qualifications set forth in Section 2 above, (iii) the needs of each committee, (iv) the desires of individual Directors, (v) the suggestions of the Chief Executive Officer (“CEO”)[1] and the Chairman, if the Chairman is not the CEO, and (vi) other applicable requirements the rules and regulations of The Nasdaq Stock Exchange Market, Inc. (“NASDAQ”) and the SEC.

v.

The Committee shall monitor compliance with the Board and Board committee membership criteria, including on-going compliance with respect to Director independence requirements. Notwithstanding the foregoing, it shall be the responsibility of the full Board to monitor compliance with membership criteria and independence with respect to members of this Committee.

vi.

The Committee shall coordinate and assist management and the Board in recruiting new members to the Board. Annually, the Committee shall make recommendations for the nomination of director candidates based on the criteria set forth herein and the evolving needs of the Company.

vii.

The Committee shall investigate and consider suggestions for candidates for membership on the Board, including shareholder nominations for the Board. The Committee will give due consideration to all written shareholder nominations that are (i) submitted in writing to the Committee, in care of the Corporate Secretary of the Company, (ii) received at least 120 days before the publication of the Company’s annual proxy statement from a shareholder or group of shareholders owning 5% or more of the voting stock for at least one year, and (iii) accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. The Committee may request additional information regarding any prospective candidate as it deems necessary.

(1)	[1] “President” shall be substituted for each reference in this Charter to “CEO” if the office of CEO is vacant for any reason.

APPENDIX B

viii.

In consultation with the CEO, the Chairman and the full Board, the Committee shall search for, recruit, screen, interview and recommend prospective Directors, as required, to provide an appropriate balance of knowledge, experience and culpability on the Board. The Committee shall be guided by this Charter, the Corporate Governance Policies, and other applicable laws and regulations in recruiting and selecting Director candidates. So long as shareholders nominating Director candidates shall have complied with the procedural requirements set forth herein, the Committee shall apply the same criteria and employ substantially similar procedures for evaluating shareholder nominees for the Board as it would for evaluating any other Board nominee.

ix.	The Committee shall undertake the responsibilities delegated to the Committee as set forth in the Corporate Governance Policies.

x.

The Committee shall have sole authority, at the Company’s expense, to retain and terminate any search firm to be used to identify Director candidates, including sole authority to approve the search firm’s fees and other retention terms.

c.	Evaluation

i.	The Committee shall report to the Board regarding its activities.

ii.	The Committee shall conduct an annual performance evaluation of the Committee and facilitate and oversee the Board of Directors’ annual self-evaluation.

iii.

At least annually, the Committee shall facilitate and oversee the evaluation of management, and evaluate the quality, sufficiency and currency of information furnished by management to the Directors in connection with Board and committee meetings and other activities of the Directors.

iv.	The Committee shall ensure the minutes of the meeting be kept and filed with the minutes of the Company.

6.	Authority To Retain And Terminate Advisors

In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

7.	Amendment

This Charter and any provision contained herein may be amended or repealed by the Board.

APPENDIX C

NICHOLAS FINANCIAL, INC.

CHARTER OF THE

COMPENSATION COMMITTEE

1. Purpose

The purposes of the Compensation Committee (“Committee”) of Nicholas Financial, Inc. (“Company”) are:

a.

To discharge the responsibilities of the Board of Directors (“Board”) as specified in this Charter relating to compensation of certain of the Company’s key employees, including the chief executive officer (“CEO”) and other proxy-named executive officers;

b.	To review and endorse a compensation philosophy that supports competitive pay for performance and is consistent with the Company’s corporate strategy;

c.

To assist the Board in establishing the appropriate incentive compensation and equity-based plans for the Company’s key employees and non-employee directors and those of its affiliates, to administer those plans in order to attract, retain and motivate skilled and talented executives and to align such plans with Company and business unit performance, business strategies and growth in shareholder value;

d.

To discharge the Board’s responsibilities relating to compensation of the Company’s executives, and to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement or information statement or in the Company’s Annual Report on Form 10-K, in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”); and

e.	To perform the other duties and responsibilities stated in and consistent with this Charter.

2. Composition

2.1    Number of Committee Members.  The Committee shall be comprised of not fewer than two members of the Board, as the Board shall determine. The Board will appoint the Committee members annually (or as necessary to fill vacancies) upon the recommendation of the Board’s Nominating/Corporate Governance Committee.

2.2    Term. Each member shall serve until his or her successor is duly elected and qualified or until that member’s earlier death, resignation or removal. The Board may remove any Committee member, with or without cause, by a majority vote of the Board.

APPENDIX C

2.3      Chair of the Committee.  The Board shall designate the Chair of the Committee. In the absence of such Chair, the Committee’s members may designate the Chair by majority vote of the full Committee membership.

2.4      Independence.  Each Committee member shall qualify (a) as “independent” as defined by any applicable law, regulation and/or listing standard; (b) as an “outside director” as that term is defined in section 162(m) of the Internal Revenue Code of 1986; and (c) as a “non-employee director” as that term is defined in section 16 of the Securities Exchange Act of 1934.

3.      Delegation

The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each of which shall consist of one or more Committee members. Any such subcommittee shall have and may exercise all the powers and authority of the Committee, to the extent provided in the Committee’s resolutions and to the extent not limited by applicable law or listing standard. Each subcommittee will be named in the Committee resolution by which it is created. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or when required.

4.      Meetings

The Committee shall meet at least annually, or more frequently as circumstances dictate. The Committee secretary shall maintain minutes or other records of its meetings and activities in accordance with Michigan law and the Company’s Bylaws, as may be amended and/or restated. Each regularly scheduled session shall conclude with an executive session of the Committee absent members of management and on those terms as the Committee may elect.

5. Responsibilities and Authority

The Committee shall have the following responsibilities and authority:

5.1      Executive and Board Compensation.  With regard to executive and Board compensation, the Committee shall:

  (a)      Establish a process to obtain an evaluation from all independent directors of the CEO’s performance;

  (b)      Review and recommend to the Board corporate goals and objectives relevant to the CEO’s compensation;

  (c)      Evaluate the CEO’s performance in light of these goals and objectives at least annually and communicate the results to the CEO and the Board;

  (d)      Either as a committee or together with the other independent directors (as directed by the Board), determine and approve, during deliberations at which the CEO is not present, the CEO’s compensation level based on the evaluation in (c) above (including annual salary, bonus, stock options and other direct and indirect benefits);

APPENDIX C

  (e)      In determining the long-term incentive component of the CEO’s compensation, consider, among other items, the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers of comparable companies and the compensation provided to the Company’s CEO and other executive officers in the past;

  (f)      Review and recommend to the Board the compensation, including with respect to incentive compensation and equity-based plans, of the Company’s executive officers;

  (g)      Review new executive compensation programs;

  (h)      Monitor executive compensation programs to determine whether they are properly coordinated and achieving their intended purpose;

  (i)      Establish and periodically review policies for the administration of executive compensation programs;

  (j)      Modify, as necessary, any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance or not comparable to programs of peer businesses;

  (k)       Review the impact of change-in-control, spin-offs, etc., on compensation plans; and

  (l)      Make recommendations to the Board regarding the compensation of the Chairman of the Board, if the Chairman is not the CEO, and regarding changes in Board compensation, including cash and equity-based retainers and meeting fees for regular Board meetings and Committee meetings. In discharging this duty, the Committee shall be guided by three goals: (1) compensation should fairly pay directors for work required in a company of the Company’s size and scope; (2) compensation should align the directors’ interests with the long-term interests of shareholders; and (3) the structure of the compensation should be simple, transparent and easy for shareholders to understand.

5.2      Executive and Director Compensation Plans.  With regard to executive and director compensation plans, the Committee shall:

  (a)      Administer the Company’s executive compensation plans, including equity incentive, stock option and other non-qualified deferred compensation plans, in accordance with those plan’s terms;

  (b)      Recommend incentive-based compensation plans and policies and equity-based plans and policies to the Board;

  (c)      Provide the necessary approval to qualify for exemptions as may be established by the SEC under Section 16 of the Securities Exchange Act of 1934;

APPENDIX C

  (d)      Provide the necessary determinations in connection with executive compensation to qualify for tax deductions in excess of limitations under Section 162(m) of the Internal Revenue Code; and

  (e)      Have sole authority, at the Company’s expense, to engage and terminate consulting firms to advise the Committee with respect to executive compensation matters, as the Committee deems advisable, including the sole authority to approve the firm’s fees and other retention terms.

5.3    Guiding Principles. In discharging these duties, the Committee shall be guided by the following principles:

(a)    The Board has delegated authority to this Committee to decide the compensation of the Company’s CEO and to recommend compensation of the Company’s executive officers pursuant to this Charter; and

(b)    The compensation, including with respect to incentive compensation and equity-based plans, of all other officers and executives other than those under paragraph (a) above will continue to be determined by the CEO in a manner that is consistent with this Charter, subject to review of the Board.

5.4    Annual Report. The Committee shall produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement or information statement or in the Company’s Annual Report on Form 10-K, in accordance with applicable SEC rules and regulations.

5.5    Other Duties. The Committee shall perform such other activities and functions related to executive compensation as the Board may assign to it, including preparing reports or other disclosure required with respect to the Committee by any applicable SEC proxy or other rules or any applicable listing standards.

5.6    Regular Reports to the Board. The Committee shall report regularly to the Board concerning its activities. Discussion of CEO compensation among the members of the Committee and the Board is not precluded under this Charter.

5.7    Self-Evaluation. The Committee shall conduct an annual performance evaluation of the Committee.

5.8    Minutes. The Committee shall ensure that the minutes of each of its meetings be kept and filed with the Company’s minutes.

6. Authority To Retain And Terminate Advisors

In the course of its duties, the Committee shall have the authority, at the Company’s expense, to retain, replace and terminate independent legal counsel and other advisors, as it deems necessary to carry out its duties.

APPENDIX C

7.	Amendment

The Board may amend or repeal this Charter and any provision it contains

8.	Interpretations

All references in this Charter to a statute or regulation shall include any then-current amendments of the statute or regulation, any successor statute or regulation and, in the case of a statute, any rules and regulations promulgated in connection with that statute. The references to the CEO assume that he or she will also be the Company’s Chairman of the Board. If different people hold these offices, all references to the CEO will be construed to mean the CEO and the Chairman individually. “President” shall be substituted for each reference in this to “CEO” if the office of CEO is vacant. References to Sections mean sections of this Charter.

Security Class Holder Account Number

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Form of Proxy - Annual General Meeting to be held on August 11, 2010

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.	Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.	If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.	This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.	The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.

6.	The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

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7.	This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 10:00 am, Eastern Time, on August 9, 2010.

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Appointment of Proxyholder
I/We, being holder(s) of Nicholas Financial, Inc. hereby appoint: Ralph T. Finkenbrink, Chief Financial Officer, Senior Vice-President Finance and Secretary of the Company, or failing him, Peter L. Vosotas, President, Chief Executive Officer and Chairman of the Company,	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Nicholas Financial, Inc. to be held at Innisbrook Resort – Island Course Club House, 36750 U.S. Highway 19 North, Palm Harbor, Florida, on August 11, 2010 at 10:00 AM Eastern Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY	HIGHLIGHTED TEXT	OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold

01. Peter L. Vosotas	☐	☐	02. Ralph T. Finkenbrink	☐	☐

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	For	Withhold
2. Appointment of Auditors	☐	☐
To approve the appointment of Dixon Hughes PLLC, as the Company’s Independent Auditors for the fiscal year ending March 31, 2011.
	For	Against
3. Proxyholder Authority	☐	☐
To grant the proxyholder authority to vote at his/her discretion on any amendment to the previous resolutions, or any other matters which may properly come before the Meeting.

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Authorized Signature(s) - This section must be completed for your instructions to be executed.	Signature(s)	Date
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

DD / MM / YY

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